UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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ELOXX PHARMACEUTICALS, INC.

(Name of Registrant as Specified in Its Charter)

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Eloxx Pharmaceuticals, Inc.

950 Winter Street

Waltham, Massachusetts 02451

Telephone: (781) 577-5300

NOTICE OF ACTION BY WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To the Stockholders of Eloxx Pharmaceuticals, Inc.:

This Information Statement is first being made available on or about March 30, 2018, to the holders of record of the issued and outstanding common stock, $0.01 par value per share (the “Common Stock”), of Eloxx Pharmaceuticals, Inc., a Delaware corporation, as of the close of business on March 19, 2018 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 228 of the Delaware General Corporation Law (the “DGCL”). This Information Statement relates to the adoption of the Eloxx Pharmaceuticals, Inc. 2018 Equity Incentive Plan (the “2018 Plan”), which was approved on March 26, 2018, by the written consent of stockholders owning a majority of the issued and outstanding Common Stock as of the Record Date. Except as otherwise indicated by the context, references in this Information Statement to the “Company,” “we,” “us,” or “our” are references to Eloxx Pharmaceuticals, Inc.

On March 12, 2018, the Company’s Board of Directors adopted the 2018 Plan, which was subsequently approved by our stockholders by written consent on March 26, 2018. The written consent approved the adoption of the 2018 Plan which allows for up to a maximum of 10,000,000 shares of Common Stock to be available for issuance pursuant to stock-based awards granted under the 2018 Plan. The summary of the principal features of the 2018 Plan included in this Information Statement is qualified in its entirety by reference to the full text of the 2018 Plan which is attached to this Information Statement as Exhibit B. Upon the effectiveness of the 2018 Plan, we will cease granting awards under each of the Sevion Therapeutics, Inc. 2008 Incentive Compensation Plan (as Amended and Restated, effective December 15, 2014) and the Eloxx Pharmaceuticals Ltd. Share Ownership and Option Plan (2013) (the “Prior Plans”).

The accompanying Information Statement, which describes the 2018 Plan in more detail and provides our stockholders with other important information, is being furnished to you for informational purposes only pursuant to Section 14(c) of the Exchange Act and the rules and regulations promulgated thereunder. This letter and the accompanying Information Statement serve as notice of the actions relating to the 2018 Plan pursuant to the DGCL and the Exchange Act of the approval of the 2018 Plan by less than unanimous written consent of the stockholders of Eloxx Pharmaceuticals, Inc. No further notice of the actions described herein will be given to you.

Under the DGCL, our certificate of incorporation and our bylaws, stockholder action may be taken by written consent. The written consent was sufficient to approve the 2018 Plan and no other stockholder approval is required or necessary. Pursuant to Rule 14c-2 promulgated under the Exchange Act, the actions taken pursuant to the written consent will not be effective until at least 20 calendar days following the mailing of the accompanying Information Statement to our stockholders holding shares of our Common Stock as of the Record Date.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(c) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C AND PURSUANT TO SECTION 228 OF THE

DGCL. WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY.

By Order of the Board of Directors

/s/ Robert E. Ward
Robert E. Ward
Chief Executive Officer

Waltham, Massachusetts

March 30, 2018

ELOXX PHARMACEUTICALS, INC.

INFORMATION STATEMENT

NOTICE OF ACTION BY WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being made available on or about March 30, 2018, to the holders of record of the issued and outstanding common stock, $0.01 par value per share (the “Common Stock”), of Eloxx Pharmaceuticals, Inc., a Delaware corporation, as of the close of business on March 19, 2018, the record date for determination of stockholders entitled to vote or execute a written consent on these matters (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 228 of the Delaware General Corporation Law (the “DGCL”). This Information Statement relates to the adoption of the Eloxx Pharmaceuticals, Inc. 2018 Equity Incentive Plan (the “2018 Plan”), which was approved on March 26, 2018, by the written consent of stockholders owning a majority of the issued and outstanding Common Stock as of the Record Date. Except as otherwise indicated by the context, references in this Information Statement to the “Company,” “we,” “us,” or “our” are references to Eloxx Pharmaceuticals, Inc.

No meeting or further action of stockholders is required under the DGCL. We prepared and distributed this Information Statement and will bear the cost of distributing this Information Statement. The distribution will be made by mail.

OVERVIEW OF ACTIONS

The following action was approved by the written consent of the stockholders owning a majority of the issued and outstanding Common Stock as of the Record Date:

•	The approval of the Eloxx Pharmaceuticals, Inc. 2018 Equity Incentive Plan (the “2018 Plan”).

The 2018 Plan was approved by the Board of Directors of the Company (the “Board”) on March 12, 2018, subject to the stockholders’ approval by written consent, dated March 26, 2018, by the stockholders owning a majority of the issued and outstanding Common Stock as of the Record Date. The stockholders’ approval by written consent, and the actions taken thereby, will become effective twenty (20) calendar days after a Definitive Information Statement on Schedule 14C is mailed to the Company’s stockholders holding Common Stock of the Company as of the Record Date.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Our executive officers and directors will be eligible to receive awards and grants under the 2018 Plan in such amounts and at such times as determined by our Board or the compensation committee of our Board.

VOTING AND VOTE REQUIRED

We are not seeking a consent, authorization or proxy from you. Section 228 of the DGCL and our certificate of incorporation and bylaws permit us to take action without a meeting upon the written consent of the holders of outstanding shares of voting Common Stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, unless otherwise provided in our certificate of incorporation. Approval by holders of a majority of our issued and outstanding Common Stock was required to approve the 2018 Plan.

As of the close of business on the Record Date, we had 27,527,738 shares of Common Stock outstanding, $0.01 par value per share. Each holder of our Common Stock on that date was entitled to cast one vote for each share of Common Stock registered in the holder’s name.

As permitted by Section 228 of the DGCL and our certification of incorporation, holders of a majority of our issued and outstanding Common Stock approved the 2018 Plan by way of a written consent dated March 26, 2018 (the “Written Consent”). A copy of the Written Consent is attached to this Information Statement as Exhibit A. We are mailing this Information Statement to all stockholders holding Common Stock of the Company as of the Record Date, including those stockholders who did not execute a consent. The 2018 Plan will be deemed effective 20 calendar days after this Information Statement is mailed. A copy of the 2018 Plan is attached to this Information Statement as Exhibit B.

DISSENTERS’ RIGHT OF APPRAISAL

No dissenters’ or appraisal rights under the DGCL are afforded to the Company’s stockholders as a result of the approval of the actions taken by the stockholders owning a majority of the issued and outstanding Common Stock as of the Record Date.

NOTICE PURSUANT TO SECTION 228

We are required to provide prompt notice of the taking of corporate action by written consent to our stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by Section 228 of the DGCL.

RECENT CHANGE IN CONTROL

On December 19, 2017, Sevion Therapeutics, Inc. (“Sevion”) acquired Eloxx Pharmaceuticals, Limited (“Private Eloxx” or “Eloxx Limited”) pursuant to a merger between the companies (the “Transaction” or “Reverse Merger”). Upon consummation of the Transaction (the “Closing”), Sevion adopted the business plan of Private Eloxx and discontinued the pursuit of Sevion’s business plan pre-Closing. In connection with the Transaction, Sevion agreed to acquire all of the outstanding capital stock of Private Eloxx in exchange for the issuance of an aggregate 20,316,656 shares of Sevion’s common stock, par value $0.01 per share (the “Common Stock”), after giving effect to a 1-for-20 reverse split effected immediately prior to the Transaction. As a result of the Transaction, Private Eloxx became a wholly-owned subsidiary of Sevion. While Sevion was the legal acquirer in the transaction, Private Eloxx was deemed the accounting acquirer. Immediately after giving effect to the Transaction, on December 19, 2017, Sevion changed its name to Eloxx Pharmaceuticals, Inc.

Upon closing of the Reverse Merger, the Company assumed the obligations under outstanding warrants previously issued by Eloxx Limited to purchase its share capital and, in connection therewith, issued warrants to purchase 346,307 shares of the Company’s common stock to certain warrant holders of Eloxx Limited.

In addition, upon closing of the Reverse Merger, the Company assumed all of the outstanding obligations under the Eloxx 2013 Share Ownership and Option Plan (the “2013 Plan”) and, accordingly, the Company has reserved 2,307,738 shares of the Company’s common stock for issuance upon the exercise of such options. As part of the Company’s assumption of the outstanding options under the 2013 Plan, the Company also assumed the 2013 Plan and accordingly reserved 189,751 shares of the Company’s common stock for future grants.

Immediately prior to the closing of the Reverse Merger the Company raised gross proceeds of $13.5 million at a price per share of $0.15 from accredited investors as a private placement. The amount was raised pursuant a share purchase agreement dated May 31, 2017, as amended between Eloxx Limited and a group of accredited investors, (“Eloxx SPA”). Under the Eloxx SPA and the first joinder thereunder executed on June 29, 2017, Eloxx Limited received gross proceeds of $15.0 million from the group of accredited investors. In accordance with the terms of the Eloxx SPA, each of the investors executed a separate subscription agreement with the Company for the total investment of an additional $15.0 million in exchange for the Company’s shares of common stock at a price per share of $0.15 immediately prior to the consummation of the Reverse Merger. With the consent of the parties, an amount of $1.5 million was invested by an accredited investor under the subscription agreement into Sevion.

On August 2, 2017, Eloxx Limited raised under a second joinder to the Eloxx SPA, an additional aggregate amount of $8.0 million, half of the amount was invested in Eloxx Limited on August 2, 2017 and the remainder was invested in Eloxx Limited immediately prior to the consummation of the Reverse Merger but was deemed an investment in the Company’s share capital for the purpose of the exchange ratio under the Agreement.

Following the Reverse Merger and reverse stock split, and commencing December 20, 2017, the Company’s Common Stock symbol on OTCQB marketplace changed to “SVOND”, and subsequently changed to “ELOX” on January 19, 2018.

Effective with the Reverse Merger each member of the Board of Directors of Eloxx Limited prior to the Reverse Merger was appointed to the Company’s Board of Directors. In addition, each officer of Eloxx Limited was reappointed as an officer of the Company. Also effective with the Reverse Merger, the Company’s Board affirmed its financial year end as December 31, 2017 to align with the fiscal year end of Eloxx Limited.

SUMMARY OF THE 2018 EQUITY INCENTIVE PLAN

Description of the 2018 Plan

The essential features of the Eloxx Pharmaceuticals, Inc. 2018 Equity Incentive Plan (the “2018 Plan”) are outlined below. The following description is not complete and is qualified by reference to the full text of the 2018 Plan, which is appended to this Information Statement as Exhibit B.

General Information

On March 12, 2018, our Board of Directors (the “Board”) adopted the 2018 Plan which was subsequently approved by our stockholders by written consent on March 26, 2018. Upon the effectiveness of the 2018 Plan, we will cease granting awards under each of the Sevion Therapeutics, Inc. 2008 Incentive Compensation Plan (as Amended and Restated, effective December 15, 2014) and the Eloxx Pharmaceuticals Ltd. Share Ownership and Option Plan (2013) (the “Prior Plans”).

The purpose of the 2018 Plan is to provide a means whereby the Company can align the long-term financial interests of its employees, consultants, and directors with the financial interests of its stockholders. In addition, the Board believes that the ability to grant options and other equity-based awards will help the Company to attract, retain, and motivate employees, consultants, and directors and encourages them to devote their best efforts to the Company’s business and financial success. The 2018 Plan authorizes the grant and issuance of awards that may take the form of stock options, stock appreciation rights, restricted stock, stock units, and performance-based incentive awards.

As of March 12, 2018, there were 287,712 shares available for grant under the Prior Plans. Upon the effectiveness of the 2018 Plan, the total number of shares available for awards to employees, non-employee directors and other key personnel will increase by 5,000,000 shares, which increase represents approximately 18% of the Company’s outstanding common equity.

Approval of the 2018 Plan by the Company stockholders is required, among other things, in order to: (i) comply with NASDAQ rules requiring stockholder approval of equity compensation plans; and (ii) allow the grant of incentive stock options to participants in the 2018 Plan.

The Company’s employee equity compensation program, as implemented under the 2018 Plan, will allow the Company to remain competitive with comparable companies in its industry by giving it the resources to attract and retain talented individuals to achieve its business objectives and build stockholder value. The 2018 Plan will provide the Company with the flexibility it needs to use equity compensation and other incentive awards to attract, retain and motivate talented employees, directors and independent contractors who are important to the Company’s long-term growth and success.

Best Practices Integrated into the Company’s Equity Compensation Program and the 2018 Plan

The 2018 Plan includes provisions that are designed to protect the interests of the stockholders of the Company and to reflect corporate governance best practices including:

•	No single trigger accelerated vesting upon change in control. The 2018 Plan does not provide for automatic vesting of awards upon a change in control.

•	No liberal change in control definition. The change in control definition in the 2018 Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the 2018 Plan to be triggered. It is not triggered, for example, upon the mere signing of a transaction agreement without the closing of the transaction having occurred.

•	No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the 2018 Plan must have an exercise or strike price equal to or greater than the fair market value of a share of Common Stock on the date the stock option or stock appreciation right is granted.

•	Material amendments require stockholder approval. Consistent with the rules and regulations of The NASDAQ Stock Market LLC, the 2018 Plan requires stockholder approval of any material revisions to the 2018 Plan. In addition, certain other amendments to the 2018 Plan require stockholder approval.

•	Limit on non-employee director awards and other awards. Except in extraordinary circumstances, the maximum number of shares subject to stock awards granted under the 2018 Plan or otherwise during any calendar year to any of the Company’s non-employee directors, taken together with any cash fees paid by the Company to such non-employee director during such calendar year for service on the Board, may not exceed $500,000 in total value (calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes), or with respect to the calendar year in which a non-employee director is first appointed or elected to the board, $1,000,000. The 2018 Plan also contains other annual per-participant limits on stock options, stock appreciation rights and performance-based stock and cash awards.

Information Regarding Equity Incentive Program

It is critical to the Company’s long-term success that the interests of its employees, directors and consultants are tied to its success as “owners” of the business. The 2018 Plan will allow the Company to grant stock options and other equity awards at levels it determines to be appropriate in order to attract new employees and directors, retain existing employees and directors and to provide incentives for such persons to exert maximum efforts for the Company’s success and ultimately increase stockholder value. The 2018 Plan allows the Company to utilize a broad array of equity incentives with flexibility in designing equity incentives, including traditional stock option grants, stock appreciation rights, restricted stock awards, restricted stock unit awards, other stock awards and performance stock awards to offer competitive equity compensation packages in order to retain and motivate the talent necessary for the Company.

Purpose

The 2018 Plan is designed to secure and retain the services of the Company’s employees, directors and consultants, provide incentives for the Company’s employees, directors and consultants to exert maximum efforts for the success of the Company and its affiliates, and provide a means by which the Company’s employees, directors and consultants may be given an opportunity to benefit from increases in the value of its Common Stock. No additional awards will be granted under the Prior Plans following the effective date of the 2018 Plan.

Types of Awards

The terms of the 2018 Plan provide for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other stock awards, and performance awards that may be settled in cash, stock, or other property.

Shares Available for Awards

Subject to adjustment for specified changes in the Company’s capitalization, the aggregate number of shares of Common Stock that may be issued under the 2018 Plan (the “Share Reserve”) will not exceed 10,000,000 shares. In addition, the Share Reserve will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1st of the year following the year in which the effective date of the 2018 Plan occurs, and ending on (and including) January 1, 2028, in an amount equal to 5% of the shares of Capital Stock (as defined in the 2018 Plan) outstanding on December 31st of the preceding calendar year;

however the Board or compensation committee may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the automatic increase.

The following shares of Common Stock will become available again for issuance under the 2018 Plan: (i) any shares subject to a stock award that are not issued because such stock award expires or otherwise terminates without all of the shares covered by such stock award having been issued; (ii) any shares subject to a stock award that are not issued because such stock award is settled in cash; (iii) any shares issued pursuant to a stock award that are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; and (iv) any shares reacquired by the Company in satisfaction of tax withholding obligations on a stock award or as consideration for the exercise or purchase price of a stock award.

Eligibility

All of the Company’s (including its affiliates’) employees (of which there are 17 as of March 26, 2018), non-employee directors and consultants will be eligible to participate in the 2018 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the 2018 Plan only to the Company’s employees (including officers) and employees of its affiliates.

Non-Employee Director Compensation Limit

Under the 2018 Plan, the maximum number of shares of Common Stock subject to stock awards granted under the 2018 Plan or otherwise during any one calendar year to any non-employee director, taken together with any cash fees paid by the Company to such non-employee director during such calendar year for services on its Board, will not exceed $500,000 in total value (calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes), or, with respect to the calendar year in which a non-employee director is first appointed or elected to the Board, $1,000,000.

Administration

The 2018 Plan will be administered by the Board, which may in turn delegate authority to administer the 2018 Plan to a committee. The Board will delegate concurrent authority to administer the 2018 Plan to its compensation committee, but may, at any time, revest in itself some or all of the power delegated to its compensation committee. The Board and its compensation committee are each considered to be a Plan Administrator for purposes of this Information Statement. Subject to the terms of the 2018 Plan, the Plan Administrator may determine the recipients, the types of awards to be granted, the number of shares of Common Stock subject to or the cash value of awards, and the terms and conditions of awards granted under the 2018 Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to a stock award and the exercise or strike price of stock options and stock appreciation rights granted under the 2018 Plan.

The Plan Administrator may also delegate to one or more officers the authority to designate employees who are not officers to be recipients of certain stock awards and the number of shares of Common Stock subject to such stock awards. Under any such delegation, the Plan Administrator will specify the total number of shares of Common Stock that may be subject to the stock awards granted by such officer. The officer may not grant a stock award to himself or herself.

The Plan Administrator has the authority to modify outstanding awards under the 2018 Plan, with the consent of any adversely affected participant. Subject to the terms of the 2018 Plan, the Plan Administrator has the authority to reduce the exercise, purchase or strike price of any outstanding stock award, cancel any outstanding stock award in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles.

Stock Options

Stock options may be granted under the 2018 Plan pursuant to stock option agreements. The 2018 Plan permits the grant of stock options that are intended to qualify as incentive stock options (“ISOs”) and nonstatutory stock options (“NSOs”).

The exercise price of a stock option granted under the 2018 Plan may not be less than 100% of the fair market value of the Common Stock subject to the stock option on the date of grant and, in some cases (see “Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.

The term of stock options granted under the 2018 Plan may not exceed ten years and, in some cases (see “Limitations on Incentive Stock Options” below), may not exceed five years. Except as otherwise provided in a participant’s stock option agreement or other written agreement with the Company or one of its affiliates, if a participant’s service relationship with the Company or any of its affiliates, referred to in this Information Statement as continuous service, terminates (other than for cause and other than upon the participant’s death or disability), the participant may exercise any vested stock options for up to three months following the participant’s termination of continuous service. Except as otherwise provided in a participant’s stock option agreement or other written agreement with the Company or one of its affiliates, if a participant’s continuous service terminates due to the participant’s disability or death (or the participant dies within a specified period, if any, following termination of continuous service), the participant, or his or her beneficiary, as applicable, may exercise any vested stock options for up to 12 months following the participant’s termination due to the participant’s disability or for up to 18 months following the participant’s death. Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with the Company or one of its affiliates, if a participant’s continuous service is terminated for cause (as defined in the 2018 Plan), all stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. Except as otherwise provided in a participant’s stock option agreement or other written agreement with the Company or one of its affiliates, the term of a stock option may be extended if the exercise of the stock option following the participant’s termination of continuous service (other than for cause and other than upon the participant’s death or disability) would be prohibited by applicable securities laws or if the sale of any Common Stock received upon exercise of the stock option following the participant’s termination of continuous service (other than for cause) would violate the Company’s insider trading policy. In no event, however, may a stock option be exercised after its original expiration date.

Acceptable forms of consideration for the purchase of Common Stock pursuant to the exercise of a stock option under the 2018 Plan will be determined by the Plan Administrator and may include payment: (i) by cash, check, bank draft or money order payable to the Company; (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (iii) by delivery to the Company of shares of Common Stock (either by actual delivery or attestation); (iv) by a net exercise arrangement (for NSOs only); or (v) in other legal consideration approved by the Plan Administrator.

Stock options granted under the 2018 Plan may become exercisable in cumulative increments, or “vest,” as determined by the Plan Administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the 2018 Plan may be subject to different vesting schedules as the Plan Administrator may determine. In addition, the 2018 Plan provides that stock options may include a provision whereby the participant may elect to exercise the stock option as to any part or all of the shares of Common Stock subject to the stock option prior to the full vesting of the stock option, following which any unvested shares may be subject to a repurchase right in favor of the Company.

The Plan Administrator may impose limitations on the transferability of stock options granted under the 2018 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the 2018 Plan other than by will or the laws of descent and distribution or, subject to approval by the Plan Administrator, pursuant to a domestic relations order or an official marital settlement agreement. However, the Plan Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. In addition, subject to approval by the Plan Administrator, a participant may designate a beneficiary who may exercise the stock option following the participant’s death.

Limitations on Incentive Stock Options

The aggregate fair market value, determined at the time of grant, of shares of Common Stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of the Company’s stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of the Company’s total combined voting power or that of any affiliate unless the following conditions are satisfied:

•	the exercise price of the ISO must be at least 110% of the fair market value of the Common Stock subject to the ISO on the date of grant; and

•	the term of the ISO must not exceed five years from the date of grant.

Subject to adjustment for specified changes in capitalization, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of ISOs under the 2018 Plan is 20,000,000 shares.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2018 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator, but will in no event be less than 100% of the fair market value of the Common Stock subject to the stock appreciation right on the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of Common Stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the 2018 Plan.

Restricted Stock Awards

Restricted stock awards may be granted under the 2018 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to the Company, the participant’s services performed for the Company or any of its affiliates, or any other form of legal consideration acceptable to the Plan Administrator. Shares of Common Stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by the Company in accordance with a vesting schedule to be determined by the Plan Administrator. Rights to acquire shares of Common Stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. A restricted stock award agreement may provide that any dividends paid on restricted stock will be subject to the same vesting conditions as apply to the shares subject to the restricted stock award. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by the Company.

Restricted Stock Unit Awards

Restricted stock unit awards may be granted under the 2018 Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any form of legal consideration acceptable to the Plan Administrator. A restricted stock unit award may be settled by the delivery of shares of Common Stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. Dividend equivalents may be credited in respect of shares of Common Stock covered by a restricted stock unit award, provided that any additional shares credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying restricted stock unit award. Except as otherwise provided in a participant’s restricted stock unit award agreement or other written agreement with the Company or one of its affiliates, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Performance Awards

The 2018 Plan allows the Company to grant performance stock and cash awards. A performance stock award is a stock award that is payable (including that may be granted, may vest, or may be exercised) contingent upon the attainment of performance goals during a performance period. A performance stock award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Plan Administrator. In addition, to the extent permitted by applicable law and the performance stock award agreement, the Plan Administrator may determine that cash may be used in payment of performance stock awards.

A performance cash award is a cash award that is payable contingent upon the attainment of performance goals during a performance period. A performance cash award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Plan Administrator. The Plan Administrator may specify the form of payment of performance cash awards, which may be cash or other property, or may provide for a participant to have the option for his or her performance cash award to be paid in cash or other property.

Performance goals under the 2018 Plan may be based on any one of, or combination of, the following performance criteria, as determined by the Board: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) earnings before interest, taxes, depreciation, amortization and legal settlements; (5) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (6) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (7) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (8) total stockholder return; (9) return on equity or average stockholder’s equity; (10) return on assets, investment, or capital employed; (11) stock price; (12) margin (including gross margin); (13) income (before or after taxes); (14) operating income; (15) operating income after taxes; (16) pre-tax profit; (17) operating cash flow; (18) sales or revenue targets; (19) increases in revenue or product revenue; (20) expenses and cost reduction goals; (21) improvement in or attainment of working capital levels; (22) economic value added (or an equivalent metric); (23) market share; (24) cash flow; (25) cash flow per share; (26) share price performance; (27) debt reduction; (28) implementation or completion of projects or processes (including, without limitation, clinical trial initiation, clinical trial enrollment, clinical trial results, new and supplemental indications for existing products, regulatory filing submissions, regulatory filing acceptances, regulatory or advisory committee interactions, regulatory approvals, and product supply); (29) stockholders’ equity; (30) capital expenditures; (31) debt levels; (32) operating profit or net operating profit;

(33) workforce diversity; (34) growth of net income or operating income; (35) billings; (36) bookings; (37) employee retention; (38) initiation of phases of clinical trials and/or studies by specific dates; (39) patient enrollment rates; (40) budget management; (41) submission to, or approval by, a regulatory body (including, but not limited to the U.S. Food and Drug Administration) of an applicable filing or a product candidate; (42) regulatory milestones; (43) progress of internal research or clinical programs; (44) progress of partnered programs; (45) partner satisfaction; (46) timely completion of clinical trials; (47) submission of INDs and NDAs and other regulatory achievements; (48) research progress, including the development of programs; (49) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; (50) customer satisfaction; and (51) other measures of performance selected by the Board.

Performance goals may be based on a Company-wide basis, with respect to one or more business units, divisions, affiliates or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of performance goals for a performance period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any items that are unusual in nature or occur infrequently as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item.

In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon the attainment of any performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period.

Other Stock Awards

Other forms of stock awards valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to other stock awards under the 2018 Plan. The Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of Common Stock to be granted and all other terms and conditions of such other stock awards.

Clawback Policy

Awards granted under the 2018 Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which The Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Plan Administrator may impose other clawback, recovery or recoupment provisions in an award agreement as the Plan Administrator determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of cause.

Changes to Capital Structure

In the event of certain capitalization adjustments, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the 2018 Plan and by which the share reserve may increase automatically each year; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; (iii) the class and maximum number of shares that may be awarded to any non-employee director; and (iv) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.

Corporate Transaction

In the event of a corporate transaction or a change in control (as defined in the 2018 Plan and described below), the Plan Administrator may take one or more of the following actions with respect to stock awards, contingent upon the closing or consummation of the corporate transaction, unless otherwise provided in the instrument evidencing the stock award, in any other written agreement between the Company or one of its affiliates and the participant or in the Company’s director compensation policy, or unless otherwise provided by the Plan Administrator at the time of grant of the stock award:

•	arrange for the surviving or acquiring corporation (or its parent company) to assume or continue the stock award or to substitute a similar stock award for the stock award (including an award to acquire the same consideration paid to the Company’s stockholders pursuant to the corporate transaction);

•	arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of common stock issued pursuant to the stock award to the surviving or acquiring corporation (or its parent company);

•	accelerate the vesting (and, if applicable, the exercisability) of the stock award to a date prior to the effective time of the corporate transaction as determined by the Plan Administrator (or, if the Plan Administrator does not determine such a date, to the date that is five days prior to the effective date of the corporate transaction), with the stock award terminating if not exercised (if applicable) at or prior to the effective time of the corporate transaction; provided, however, that the Plan Administrator may require participants to complete and deliver to the Company a notice of exercise before the effective date of a corporate transaction, which is contingent upon the effectiveness of the corporate transaction;

•	arrange for the lapse of any reacquisition or repurchase rights held by the Company with respect to the stock award;

•	cancel or arrange for the cancellation of the stock award, to the extent not vested or not exercised prior to the effective time of the corporate transaction, and pay such cash consideration (including no consideration) as the Plan Administrator may consider appropriate; and

•	make a payment, in such form as may be determined by the Board equal to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of the stock award immediately prior to the effective time of the transaction, over (ii) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero if the value of the property is equal to or less than the exercise price. In addition, any escrow, holdback, earnout or similar provisions in the definitive agreement for the corporate transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of common stock.

The Plan Administrator is not required to take the same action with respect to all stock awards or portions of stock awards or with respect to all participants. The Plan Administrator may take different actions with respect to the vested and unvested portions of a stock award.

In the event of a corporate transaction, unless otherwise provided in the instrument evidencing a performance cash award or any other written agreement between the Company or one of its affiliates and the participant, or unless otherwise provided by the Plan Administrator, all performance cash awards will terminate prior to the effective time of the corporate transaction.

For purposes of the 2018 Plan, a corporate transaction generally will be deemed to occur in the event of the consummation of: (i) a sale or other disposition of all or substantially all of the Company’s consolidated assets; (ii) a sale or other disposition of more than 50% of the Company’s outstanding securities; (iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately prior to the transaction are converted or exchanged into other property by virtue of the transaction.

Change in Control

Under the 2018 Plan, a stock award may be subject to additional acceleration of vesting and exercisability upon or after a change in control (as defined in the 2018 Plan and described below) as may be provided in the participant’s stock award agreement, in any other written agreement with the Company or one of its affiliates or in any director compensation policy, but in the absence of such provision, no such acceleration will occur.

For purposes of the 2018 Plan, a change in control generally will be deemed to occur in the event: (i) a person, entity or group acquires, directly or indirectly, securities representing more than 50% of the combined voting power of the Company’s then outstanding securities, other than by virtue of a merger, consolidation, or similar transaction; (ii) there is consummated a merger, consolidation, or similar transaction and, immediately after the consummation of such transaction, the Company’s stockholders immediately prior thereto do not own, directly or indirectly, more than 50% of the combined outstanding voting power of the surviving entity or the parent of the surviving entity in substantially the same proportions as their ownership of the Company’s outstanding voting securities immediately prior to such transaction; (iii) the stockholders or the board of the Company approve a plan of complete dissolution or liquidation, or a complete dissolution or liquidation will otherwise occur, except for a liquidation into a parent corporation; (iv) there is consummated a sale or other disposition of all or substantially all of the Company’s consolidated assets, other than a sale or other disposition to an entity in which more than 50% of the entity’s combined voting power is owned by the Company’s stockholders in substantially the same proportions as their ownership of the Company’s outstanding voting securities immediately prior to such sale or other disposition; or (v) a majority of the Board becomes comprised of individuals whose nomination, appointment, or election was not approved by a majority of the board members or their approved successors.

Plan Amendments and Termination

The Plan Administrator will have the authority to amend or terminate the 2018 Plan at any time. However, except as otherwise provided in the 2018 Plan or an award agreement, no amendment or termination of the 2018 Plan may materially impair a participant’s rights under his or her outstanding awards without the participant’s consent.

The Company will obtain stockholder approval of any amendment to the 2018 Plan as required by applicable law and listing requirements. No incentive stock options may be granted under the 2018 Plan after the tenth anniversary of the date the 2018 Plan was adopted by The Board.

U.S. Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences to participants and the Company with respect to participation in the 2018 Plan, which will not become effective until the date of the closing of the business combination. No awards will be issued under the 2018 Plan prior to the date of the closing of the business combination. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the 2018 Plan. The 2018 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. The Company’s ability to realize the benefit of any tax deductions described below depends on the Company’s generation of taxable income as well as the requirement of reasonableness and the satisfaction of the Company’s tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of a NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by the Company or one of its affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The 2018 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

The Company is not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness, and provided that either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code (including delivery upon achievement of a performance goal), in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

New Plan Benefits

Awards granted under the 2018 Plan to the Company’s executive officers and other employees, directors, or consultants will be discretionary and are not subject to set benefits or amounts under the terms of the 2018 Plan. The 2018 Plan will not become effective until the date of effectiveness of the written consent of stockholders owning a majority of the issued and outstanding Common Stock as of the Record Date, and as of this filing, neither the Board nor the Company’s compensation committee has granted any awards under the 2018 Plan. Accordingly, except as noted in the table below, the benefits or amounts that will be received by or allocated to the Company’s executive officers and other employees under the 2018 Plan, as well as the benefits or amounts which would have been received by or allocated to the Company’s executive officers and other employees for the year ended December 31, 2017 if the 2018 Plan had been in effect, are not determinable.

The following table presents certain information with respect to awards which have been promised to be granted under the 2018 Plan as of March 26, 2018, to our executive officers and other employees, directors, or consultants. The share numbers listed in the table below represent shares of our Common Stock.

2018 EQUITY INCENTIVE PLAN
NAME AND POSITION	NUMBER OF SHARES UNDERLYING OPTION GRANT		NUMBER OF RESTRICTED STOCK UNITS
Robert E. Ward, CEO	—		—
Greg Weaver	—		—
Pedro Huertas, MD, Ph.D.	104,725	(1)	104,725	(2)
Dr. Silvia Noiman, Ph.D., MBA	141,389	(3)	141,389	(4)
Executive Officers as a Group	—		—
Non-Executive Director Group	—		—
Non-Executive Officer Employee Group	25,000	(5)	200	(6)

(1)	Subject to time-based vesting over a four-year period with one-quarter vesting on the first anniversary of the date of grant, and one-sixteenth vesting on a quarterly basis thereafter, subject to the named executive officer’s continued employment or service with the Company through each applicable vesting date. The exercise price has not yet been determined and will be based on the fair market value of our common stock on the close of business on the day of the grant.
(2)	Subject to time-based vesting over a four-year period with one-quarter vesting on the first anniversary of the date of grant, and one-sixteenth vesting on a quarterly basis thereafter, subject to the named executive officer’s continued employment or service with the Company through each applicable vesting date. The value of the award has not yet been determined and will be based on the fair market value of our common stock on the close of business on the day of the grant.
(3)	This grant will be fully vested upon issuance. The exercise price has not yet been determined and will be based on the fair market value of our common stock on the close of business on the day of the grant.
(4)	This grant will be fully vested upon issuance. The value of the award has not yet been determined and will be based on the fair market value of our common stock on the close of business on the day of the grant.
(5)	Subject to time-based vesting over a four-year period with one-quarter vesting on the first anniversary of the date of grant, and one-sixteenth vesting on a quarterly basis thereafter, subject to the employee’s continued employment or service with the Company through each applicable vesting date. The exercise price has not yet been determined and will be based on the fair market value of our common stock on the close of business on the day of the grant.
(6)

Subject to time-based vesting over a four-year period with one-quarter vesting on the first anniversary of the date of grant, and one-sixteenth vesting on a quarterly basis thereafter, subject to employee’s continued

employment or service with the Company through each applicable vesting date. The value of the award has not yet been determined and will be based on the fair market value of our common stock on the close of business on the day of the grant.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Executive Compensation

As discussed above in the section titled “RECENT CHANGE OF CONTROL” in this Information Statement, in connection with the Transaction on December 19, 2017 each officer of Eloxx Limited was reappointed as an officer of the Company. This section describes the compensation awarded to, earned by, or paid to our named executive officers for the fiscal years ended December 31, 2017 and 2016 (as applicable). Our “named executive officers” consist of:

(i)	Robert E. Ward, our current Chief Executive Officer;

(ii)	Greg Weaver, our current Chief Financial Officer;

(iii)	Pedro Huertas, MD, Ph.D., our current Chief Medical Officer;

(iv)	Dr. Silvia Noiman, Ph.D., MBA, and David Rector, our two former Chief Executive Officers who served during the fiscal year ended December 31, 2017;

(v)	James Graziano, who served as the Chief Technology Officer for Sevion prior to the Transaction, and voluntarily resigned from his position on December 19, 2017 in connection with the Transaction;

(vi)	Miguel de los Rios, who served as the Vice President of Research and Development for Sevion prior to the Transaction, and voluntarily resigned from his position on December 19, 2017 in connection with the Transaction; and

(vii)	Vaughn Smider, M.D., Ph.D., who served as the Chief Scientific Officer for Sevion prior to the Transaction, and voluntarily resigned from his position on December 19, 2017 in connection with the Transaction.

Post-Transaction, our board of directors generally has been responsible for approving, after receiving the recommendation or approval of our compensation committee with respect to, equity awards to our executive officers in order to qualify these awards as exempt awards under Section 16 of the Exchange Act. Our compensation committee oversees our executive compensation program and is responsible for approving the nature and amount of the compensation paid to our executive officers, and administering our equity compensation plans and awards.

Summary Compensation Table

The following tables do not include the compensation paid for services rendered to Eloxx Limited by any of the named executive officers.

The following table sets forth information concerning the compensation awarded to, earned by or paid to our named executive officers who served post-Transaction.

Name and Principal Position (1)	Year	Salary ($)	Bonus ($) (2)	Stock Awards ($) (3)	Option Awards ($) (4)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (5)	Total ($)
Robert E. Ward	2017	—	—	5,305,696	3,428,806	—	—	—	8,734,502
Chief Executive Officer
Greg Weaver (6)	2017	2,836	—	—	1,569,084	—	—	19	1,571,939
Chief Financial Officer
Pedro Huertas, MD, Ph.D. (6)	2017	9,305	3,107	—	—	—	—	1,391	13,803
Chief Medical Officer
Dr. Silvia Noiman, Ph.D., MBA (6)	2017	4,116	1,061	—	—	—	—	—	5,177
Former Chief Executive Officer

This section describes the compensation awarded to, earned by, or paid to named executive officers who served prior to the Transaction for the fiscal years ended December 31, 2017 and 2016. The following amounts were earned for services rendered to Sevion prior to the Transaction.

Name and Principal Position (1)	Year	Salary ($)	Bonus ($) (2)	Stock Awards ($) (3)	Option Awards ($) (4)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (5)		Total ($)
David Rector	2017	90,000	—	—	132,165	—	—	—		222,165
Former Chief Executive Officer	2016	90,000	—	—	—	—	—	—		90,000
James Graziano	2017	121,087	—	—	—	—	—	207,619	(7)	328,706
Former Chief Technology Officer	2016	133,606	—	—	—	—	—	1,413	(8)	135,019
Miguel de los Rios	2017	86,941	—	—	—	—	—	172,370	(9)	258,861
Former Vice President of Research and Development	2016	108,366	—	—	—	—	—	—		108,366
Vaughn Smider, M.D., Ph.D.	2017	39,538	—	—	—	—	—	58,008	(10)	97,546
Former Chief Scientific Officer	2016	78,154	—	—	—	—	—	—		78,154

(1)	Reflects the position held by the named executive officer at the end of 2017 or, for persons no longer serving at year-end, the executive’s final position held in 2017. Effective December 19, 2017, Mr. Rector, Mr. Graziano, Mr. de los Rios and Dr. Smider resigned from service. Following the consummation of the Transaction on December 20, 2017, Dr. Noiman was appointed as our Chief Executive Officer. On December 26, 2017, Dr. Noiman resigned from service, and Mr. Ward was appointed as our Chief Executive Officer. Also effective on December 20, 2017, Mr. Weaver was appointed as our Chief Financial Officer and Dr. Huertas was appointed as our Chief Medical Officer.
(2)	Amounts represent annual cash bonuses paid to Dr. Noiman, pursuant to her consulting agreement, and to Dr. Huertas pursuant to his offer letter, as described below.
(3)	Amounts reflect the aggregate grant date fair value of stock awards granted during the relevant fiscal year calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 10 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017. These amounts do not reflect the actual economic value that may be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options. The grant date fair value was not adjusted to take into account any estimated forfeitures.
(4)

Amounts reflect the aggregate grant date fair value of option awards granted during the relevant fiscal year calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts with respect to Mr. Ward and Mr. Weaver are included in Note 10 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017. Assumptions used in the calculation of these amounts with respect to Mr. Rector are included in Notes 2 and 9 to the audited financial statements included in our pre-Transaction Annual Report on Form 10-K for year ended June 30, 2017. These amounts do not reflect the actual economic value that may be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options. The grant date fair value was not adjusted to take into account any estimated forfeitures.
(5)	Amounts shown in the “All Other Compensation” column include severance and vacation payout payments, along with Company contributions to a tax qualified 401(k) plan and insurance premiums for medical payments, that were paid consistent with the Company’s policies to, or on behalf of, our currently employed named executive officers in 2017 and 2016.
(6)	The amounts disclosed for Mr. Weaver and Dr. Noiman and Huertas reflect only the amounts earned for services rendered to the Company after the Transaction became effective. Compensation earned by Mr. Weaver and Dr. Noiman and Huertas for services rendered to Eloxx Private are not included above.
(7)	Amount represents a severance payment, vacation payout payment, and insurance premiums for medical payments for the amounts of $122,500, $17,854, and $67,265, respectively.
(8)	Amount represents a vacation payout payment.
(9)	Amount represents a severance payment, vacation payout payment, and insurance premiums for medical payments for the amounts of $87,500, $17,605, and $67,265, respectively.
(10)	Amount represents a severance payment and vacation payout payment for the amounts of $40,000 and $18,008, respectively.

Narrative to Summary Compensation Table

Base Salaries

Each of our currently employed named executive officers is paid an annual base salary reflecting his or her skill set, experience, role and responsibilities. Dr. Noiman, our former Chief Executive Officer, was engaged with the Company as a consultant and paid a monthly consulting fee. The annual base salary of each of our currently employed named executive officers is set forth in their employment agreement or offer letter, as applicable, and the consulting fees paid to Dr. Noiman were paid pursuant to a consulting agreement with the Company (all as described below under “Agreements with our Named Executive Officers”).

Annual Cash Bonuses

For 2017, Dr. Huertas and Dr. Noiman were each eligible to earn a cash bonus based on the achievement of key corporate financial and strategic goals, as follows. Pursuant to his offer letter as in effect in 2017, Dr. Huertas was eligible to earn a target cash bonus equal to 30% of his annual base salary. Pursuant to her consulting agreement as in effect in 2017, Dr. Noiman was eligible to earn a target cash bonus equal to three times her monthly consulting fee. Mr. Weaver was not eligible to earn an annual cash bonuses for 2017, as they joined the Company during the fourth quarter of 2017.

The actual amount earned by each named executive officer in fiscal 2017 was determined by our compensation committee based on the level of achievement of these goals and taking into account their performance for the Company in 2017 following the consummation of the Transaction. The actual amount of the bonuses paid to our named executive officers for fiscal 2017 is set forth above in the Summary Compensation Table in the column entitled “Bonus.”

For 2018, our named executive officers will each be eligible to earn an annual cash bonus based on the achievement of key corporate financial and strategic goals determined by our board of directors or our compensation committee. Pursuant to his employment agreement or offer letter, as applicable, Messrs. Ward and Weaver and Dr. Huertas each have a target cash bonus equal to 50%, 40% and 40% of his annual base salary, respectively.

Agreements with our Named Executive Officers

We have entered into agreements with each of our named executive officers setting for the terms of their service or employment with us. Below is a description of the material terms of each of the agreements.

Employment Agreement with Robert E. Ward

Pursuant to his employment agreement with us effective as of December 26, 2017, Mr. Ward is entitled to an annual base salary of $450,000, which will be increased to $500,000 following the successful consummation of the first transaction or series of related transactions in which the Company sells securities for capital raising purposes which results in gross proceeds to the Company of at least $30 million, but in no event earlier than January 2019. Mr. Ward is also eligible to earn an annual cash bonus, with a target of 50% of his annual base salary, subject to the achievement of performance milestones determined by our board of directors. Mr. Ward is also eligible to earn transaction bonuses as follows: (i) a bonus of $200,000 following the consummation of a first transaction between the Company and a strategic pharmaceutical company and (ii) a bonus of $200,000 following the successful consummation of a fundraising by the Company which exceeds $10 million, in each case, as determined by our board of directors, in its reasonable discretion. Mr. Ward is also eligible to participate in the Company’s benefit programs as made generally available to other senior executives and is eligible to receive annual equity grants, in the discretion of our board of directors.

In connection with his hire, Mr. Ward’s employment agreement also provides for him to be granted certain inducement awards, subject to performance- and/or time-based vesting conditions, as applicable. These awards are described further below under “Equity Compensation—Inducement Grants Made to Mr. Ward.”

Upon termination of Mr. Ward’s employment by the Company without cause or by Mr. Ward for good reason (each such term, as defined in the employment agreement), Mr. Ward will be entitled to (1) continued payments of his base salary for 18 months, (2) payments for COBRA coverage at applicable rates for 12 months, (3) any annual bonus earned but unpaid for the year immediately prior to his termination date, (4) a pro-rata portion of the annual bonus to which he would otherwise have been entitled for the year of termination, based on achievement of performance goals as determined by our board of directors in good faith, (5) accelerated vesting of 25% his unvested shares subject to all stock options, restricted stock units and other equity awards, and (6) an additional nine months in which to exercise any vested stock options (but not to exceed the original term of the award). If Mr. Ward’s employment is terminated by the Company without cause or by Mr. Ward for good reason within 24 months following a change in control (as defined in the employment agreement), he will be entitled to (1) continued payments of his base salary for 24 months, (2) payments for COBRA coverage at applicable rates for 18 months, (3) any annual bonus earned but unpaid for the year immediately prior to his termination date, (4) payment of his full annual bonus to which he would otherwise have been entitled for the year of termination, (5) accelerated vesting of all of his unvested shares subject to all stock options, restricted stock units and other equity awards, and (6) an additional 12 months in which to exercise any vested stock options (not to exceed the original term of the award). Mr. Ward is also eligible for certain tax gross up benefits in the event that payments to him under the employment agreement are subject to Section 280G and 4999 of the Internal Revenue Code.

Employment Agreement and Offer Letter with Gregory Weaver

On October 2, 2017, Eloxx Limited entered into an offer letter with Mr. Weaver, which we assumed in the Transaction. Pursuant to the offer letter Mr. Weaver was entitled to an annual base salary of $345,000 and was also eligible to earn an annual cash bonus, with a target of 40% of his annual base salary, based upon the achievement of performance milestones determined by our board of directors. Mr. Weaver’s offer letter also provided for him to be granted stock options under the 2013 Plan in connection with the Transaction, which stock options were granted on December 20, 2017, subject to time-based vesting conditions and additional terms and conditions as set forth in the applicable award agreement.

On March 12, 2018, we entered an employment agreement with Mr. Weaver, pursuant to which he is entitled to receive a base salary at an annual rate of $345,000, payable bimonthly during the term of his employment. He is also eligible to earn an annual, performance-based bonus of up to 40% of his base salary, at the discretion of the Board.

Upon the termination of Mr. Weaver’s employment agreement by the Company without cause or a resignation by Mr. Weaver for good reason, Mr. Weaver will be entitled to (1) continued payments of his base salary for 12 months, (2) payments for COBRA coverage at applicable rates for 12 months, (3) any Annual Bonus (as defined in the employment agreement) earned but unpaid for the year immediately prior to the date his employment terminated, (4) a pro-rata portion of the Target Bonus (as defined in the employment agreement) based the number of days that Mr. Weaver was employed during such performance year or achievement of performance goals as determined by the Board in good faith, depending on whether performance goals were established as of the date of termination, (5) accelerated vesting of an additional 25% of the total shares subject to all of his stock options, restricted stock units and other equity awards, and (6) a port-termination stock option exercise period for the shorter of 9 months or for the remaining term of the award.

If Mr. Weaver’s employment is terminated by the Company without cause or Mr. Weaver resigns for good reason within 24 months following a Significant Event (as defined in the employment agreement), he will be entitled to (1) continued payments of his base salary for 18 months, (2) payments for COBRA coverage at applicable rates for 18 months, (3) any Annual Bonus (as defined in the employment agreement) earned but unpaid for the year immediately prior to the date his employment terminated, (4) the full Target Bonus (as defined in the Weaver Agreement) for the performance year in which his employment terminated, (5) accelerated vesting of all of the unvested shares subject to all of his stock options, restricted stock units and other equity awards, and (6) a port-termination stock option exercise period for the shorter of 12 months or for the remaining term of the award.

Employment Agreement and Offer Letter with Pedro Huertas

On April 16, 2017, Eloxx Limited entered into an offer letter with Dr. Huertas, which we assumed in the Transaction. Pursuant to the offer letter Dr. Huertas was entitled to an annual base salary of $300,000 and was also eligible to earn an annual cash bonus, with a target of 30% of his annual base salary, based upon the achievement of performance milestones determined by our board of directors. Dr. Huertas was also entitled to participate in our vision, health and dental insurance plans, as well as our 401(k) retirement plan, and to vacation and business expense reimbursement benefits. Pursuant to his offer letter, Dr. Huertas also received certain stock option grants and a one-time cash bonus in connection with his hire in 2015.

On March 12, 2018, we entered into an employment agreement with Dr. Huertas, pursuant to which Dr. Huertas is entitled to receive a base salary at an annual rate of $346,500, payable bimonthly during the term of his employment. He is also eligible to earn an annual, performance-based bonus with a target bonus of up to 40% of his base salary, at the discretion of the Board. Under the employment agreement, the Company will grant to Dr. Huertas an option to purchase 104,725 shares of the Company’s common stock (the “Huertas Option Award”) and a restricted stock unit award (the “Huertas RSU Award”) representing 104,725 shares of the Company’s common stock under the Company’s 2018 Equity Incentive Plan (the “2018 Plan”), as soon as possible after such equity plan becomes effective. The Huertas Option Award and the Huertas RSU Award are each subject to vesting over four years with one-fourth of the grant vesting on the first anniversary of the grant date (the “Cliff Vesting Date”) and one-sixteenth of the grant vesting on each successive quarterly anniversary of the Cliff Vesting Date. The employment agreement is terminable at will by either the Company or Dr. Huertas.

Upon the termination of the employment agreement by the Company without cause or a resignation by Dr. Huertas for good reason, Dr. Huertas will be entitled to (1) continued payments of his base salary for 12 months, (2) payments for COBRA coverage at applicable rates for 12 months, (3) any Annual Bonus (as defined in the employment agreement) earned but unpaid for the year immediately prior to the date his employment terminated, (4) a pro-rata portion of the Target Bonus (as defined in the employment agreement) based the number of days that Dr. Huertas was employed during such performance year or achievement of performance goals as determined by the Board in good faith, depending on whether performance goals were established as of the date of termination, (5) accelerated vesting of an additional 25% of the total shares subject to all of his stock options, restricted stock units and other equity awards, and (6) a port-termination stock option exercise period for the shorter of 9 months or for the remaining term of the award.

If Dr. Huertas’s employment is terminated by the Company without cause or by Dr. Huertas for good reason within 24 months following a Significant Event (as defined in the employment agreement), he will be entitled to (1) continued payments of his base salary for 18 months, (2) payments for COBRA coverage at applicable rates for 18 months, (3) any Annual Bonus earned but unpaid for the year immediately prior to the date his employment terminated, (4) the full Target Bonus for the performance year in which his employment terminated, (5) accelerated vesting of all of the unvested shares subject to all of his stock options, restricted stock units and other equity awards, and (6) a port-termination stock option exercise period for the shorter of 12 months or for the remaining term of the award.

Consulting Agreement with and Resignation of Silvia Noiman, Ph.D.

Pursuant to her consulting agreement with Eloxx Limited on December 1, 2014, which we assumed in the Transaction, Dr. Noiman, who served as our Chief Executive Officer for a brief time period following the Transaction, was entitled to a monthly consulting fee of NIS 60,000 + VAT (approximately $17,000 USD) for her services as Chief Executive Officer and was also eligible to earn an annual cash bonus of up to three times her monthly consulting fee based on the achievement of performance milestones to be determined by the compensation committee and approved by our board of directors. Dr. Noiman voluntarily resigned from her position as our Chief Executive Officer on December 26, 2017.

On March 13, 2018, Dr. Noiman entered into a Memorandum of Understanding (the “Noiman Agreement”) with us in connection with the termination of the consulting service relationship with Dr. Noiman on January 15, 2018. Under the Noiman Agreement, Dr. Noiman was entitled to receive 900,000 NIS (approximately $257,000 USD) in cash within ten days of the effective date of the Noiman Agreement. The Company will also grant Dr. Noiman a fully-vested option to purchase 141,389 shares of the Company’s common stock and 141,389 fully vested shares of the Company’s common stock, as soon as practicable after adoption of the 2018 Plan. Dr. Noiman continues to provide services to the Company as a director but does not receive any compensation for her services in such capacity.

Consulting Agreement with and Resignation of David Rector

On January 9, 2015, we entered into a consulting agreement with The David Stephen Group LLC, an entity wholly-owned and controlled by David Rector, who formerly served as our Chief Executive Officer, setting forth Mr. Rector’s monthly compensation amount for the provision of his services, as well as certain other standard provisions, such as confidentiality and invention assignment restrictive covenants. Pursuant to his consulting agreement, Mr. Rector was originally entitled to a monthly consulting fee of $10,000 per month, which was increased by our compensation committee effective in June 2015 to $15,000 per month, and reduced by our compensation committee effective in March 2016 to $5,000 per month.

Mr. Rector voluntarily resigned from his position effective as of December 19, 2017. In connection with his resignation he was granted 27,500 options (split adjusted) with a total value $132,165, which vested immediately.

Executive Benefits and Perquisites

All of our full-time employees, including Messrs. Ward and Weaver and Dr. Huertas, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits. Messrs. Ward, Weaver and Dr. Huertas participate in these plans on the same basis as other eligible employees.

Prior to their resignations, both Dr. Noiman and Mr. Rector were engaged as consultants and did not receive any perquisites or participate in any benefit plans of the Company.

The value of these benefits is included above in the “All Other Compensation” column of the summary compensation table.

Retirement Plans

We maintain a 401(k) plan in which U.S. employees of the Company who meet certain eligibility requirements, including Messrs. Ward and Weaver and Dr. Huertas, are eligible to participate. The 401(k) plan is a U.S. tax-qualified defined contribution retirement plan under which eligible employees may defer their eligible compensation, subject to the limits imposed by the U.S. Internal Revenue Code, and the Company may, in its discretion, make a matching contribution of 100% on the first 3% of employee contributions and 50% on the employee contributions from 3% to 5%.

Prior to their resignations, both Dr. Noiman and Mr. Rector were engaged as consultants and did not participate in any retirement plans of the Company.

Equity Compensation

Stock Options Granted to Mr. Weaver and Drs. Noiman and Huertas under the Eloxx Limited Employee Share Ownership and Stock Option Plan

Mr. Weaver and Drs. Noiman and Huertas currently hold stock options granted to them under the 2013 Plan, which was assumed by the Company upon the consummation of the Transaction. The stock options are subject to time-based vesting conditions over a specified time period following the date of grant. In general, if the named executive officer’s employment or service with us is terminated, all unvested stock options are immediately forfeited, and, if such termination of employment or service is without cause, the named executive officer may exercise any vested stock options for a period of 90 days following termination. If the named executive officer’s employment or service with us terminates due to disability (as determined by our board of directors) or death then the named executive officer or his or her estate (as applicable) will have 12 months to exercise the option. If the named executive officer retires, then, with the approval of our board of directors, the named executive officer or his or her estate (as applicable) will have six months to exercise the option. If the named executive officer’s termination of employment or service results from cause, all of his or her outstanding stock options, vested or unvested, are immediately forfeited. No option may be exercised after its scheduled expiration date. As described above under “—Agreements with our Named Executive Officers,” pursuant to his offer letter, Mr. Huertas is entitled to accelerated vesting of his outstanding stock options in connection with a qualifying termination of his employment within 12 months following a change in control event. The stock options granted to Mr. Weaver and Dr. Huertas are subject to the applicable provisions of the U.S. Share Ownership and Option Appendix to the 2013 Plan which applies to stock options granted to U.S. option holders, and contains any terms and provisions that may be required by Sections 421 through 424 of the U.S. Internal Revenue Code. Certain of the stock options granted to Dr. Huertas are intended to qualify as “incentive stock options” under the U.S. Internal Revenue Code.

Drs. Noiman and Huertas were each granted 45,557 and 14,395 stock options (on an as-converted basis), respectively, in 2017. Consistent with his offer letter, described above, Mr. Weaver received a grant of 399,266 stock options following the consummation of the Transaction on December 20, 2017. The stock options granted to Mr. Weaver have an exercise price equal to $6.00, which was the closing price of our common stock on the date of grant.

All of the stock options held by our named executive officers that were granted under the 2013 Plan and outstanding immediately prior to the Transaction were assumed by the Company and converted into stock options to purchase shares of our common stock, with the number of shares and exercise price of such stock options converted to give effect to the Transaction and to our reverse stock split. Each such converted stock option will otherwise continue to be subject to the same terms and conditions as were applicable to the related Eloxx stock option immediately prior to the Transaction.

Inducement Grants Made to Mr. Ward

Pursuant to his employment agreement, described above, on December 26, 2017, Mr. Ward received the following inducement awards pursuant to an inducement plan approved by our board of directors: 22,427 stock options and 22,427 restricted stock units awards, both of which will become earned and will vest upon the date that marks the first successful completion of a Phase-2B study with respect to any indication, subject to Mr. Ward’s continued service with us through such date; and 640,785 stock options and 640,785 restricted stock units awards, both of which will vest one-third on the first anniversary of the date of grant, and one-twelfth at the end of each quarter thereafter, subject to Mr. Ward’s continued service through the applicable vesting dates. Mr. Ward’s time-based awards may also be accelerated upon the achievement of certain Company performance milestones. The stock options granted to Mr. Ward have an exercise price equal to $8.00, which was the closing price of our common stock on the date of grant.

Future Equity Grants under the 2018 Plan

The Company has adopted a new equity plan, the 2018 Plan. See the section titled “SUMMARY OF THE 2018 EQUITY INCENTIVE PLAN” of this Information Statement above.

Outstanding Equity Awards at Fiscal Year-End

The following table shows the equity awards held by our named executive officers who served post-Transaction, as of December 31, 2017. The number of securities underlying unexercised stock options and the stock option exercise prices included in the table reflect the conversion of the stock options that occurred in connection with the Transaction, as described above.

			Option Awards							Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexer- cisable		Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)		Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market value of shares of units of stock that have not vested ($) (1)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or value of unearned shares, units or other rights that have not vested ($) (1)
Robert E. Ward	12/26/2017		—	640,785	(2)	22,427	(3)	8.00	12/26/2027	640,785	(2)	5,126,280	22,427	(3)	179,416
Greg Weaver (*)	12/20/2017	(4)	—	399,266		—		6.00	12/20/2027	—		—	—		—
Pedro Huertas, MD, Ph.D. (*)	7/16/2017	(5)	900	13,495		—		0.96	7/16/2027	—		—	—		—
	1/24/2016	(6)	14,558	10,399		—		1.00	1/24/2026	—		—	—		—
	5/1/2015	(4)	75,227	45,136		—		1.00	5/1/2025	—		—	—		—
Dr. Silvia Noiman, Ph.D., MBA (*)	7/16/2017	(5)	2,847	42,709		—		0.96	7/16/2027	—		—	—		—
	1/24/2016	(6)	40,763	29,117		—		1.00	1/24/2026	—		—	—		—
	11/16/2014	(7)	74,871	—		—		0.80	1/16/2024	—		—	—		—
	4/26/2014	(7)	349,400	—		—		0.01	4/26/2024	—		—	—		—

The following table shows the equity awards held by our named executive officers who served prior to the Transaction, as of December 31, 2017. The number of securities underlying unexercised stock options and the stock option exercise prices included in the table reflect the conversion of the stock options that occurred in connection with the Transaction, as described above.

			Option Awards					Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexer- cisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($) (1)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or value of unearned shares, units or other rights that have not vested ($) (1)
David Rector	12/19/2017	(7)	27,500	—	—	6.00	12/19/2027	—	—	—	—
	11/18/2014	(7)	1,847	—	—	16.60	11/18/2024	—	—	—	—
	5/14/2014	(7)	1,053	—	—	55.40	5/14/2024	—	—	—	—
	9/13/2013	(7)	185	—	—	108.00	9/13/2023	—	—	—	—
	5/17/2013	(7)	122	—	—	86.00	5/17/2023	—	—	—	—
	2/19/2013	(7)	48	—	—	264.00	2/19/2023	—	—	—	—
	11/16/2012	(7)	176	—	—	330.00	11/16/2022	—	—	—	—
	5/16/2012	(7)	5	—	—	410.00	5/16/2022	—	—	—	—
	2/16/2012	(7)	7	—	—	480.00	2/16/2022	—	—	—	—
	11/16/2011	(7)	41	—	—	400.00	11/16/2021	—	—	—	—
	9/30/2011	(7)	115	—	—	460.00	9/30/2021	—	—	—	—
	5/17/2011	(7)	13	—	—	540.00	5/17/2011	—	—	—	—
	2/14/2011	(7)	9	—	—	580.00	5/14/2021	—	—	—	—
	11/17/2010	(7)	96	—	—	520.00	11/17/2020	—	—	—	—
	5/20/2010	(7)	5	—	—	1,220.00	5/20/2020	—	—	—	—
	2/19/2010	(7)	25	—	—	580.00	5/19/2020	—	—	—	—
	11/19/2009	(7)	43	—	—	780.00	11/19/2019	—	—	—	—
	5/6/2009	(7)	5	—	—	1,180.00	5/6/2019	—	—	—	—
	2/20/2009	(7)	6	—	—	940.00	2/20/2019	—	—	—	—
	11/19/2008	(7)	38	—	—	1,200.00	11/18/2019	—	—	—	—
James Graziano	11/18/2014	(7)	773	—	—	16.60	11/18/2024	—	—	—	—
Miguel de los Rios	11/18/2014	(7)	1,275	—	—	16.60	11/18/2024	—	—	—	—
	5/16/2014	(7)	5,654	—	—	53.00	5/16/2024	—	—	—	—
Vaughn Smider, M.D., Ph.D.	11/18/2014	(7)	1,266	—	—	16.60	11/18/2024	—	—	—	—

(1)	The market value of the stock awards is determined by multiplying the number of shares subject to such award times $8.00, which is the closing price of the Company’s common stock on December 29, 2017, the last business day of 2017.
(2)	Subject to time-based vesting over a four-year period with one-third vesting on the first anniversary of the date of grant, and one-twelfth vesting on a quarterly basis thereafter, subject to Mr. Ward’s continued employment or service with the Company through each applicable vesting date. Vesting may also be accelerated following the achievement of certain Company performance milestones.
(3)	Will become earned upon achievement of the first successful completion of a Phase-2B study with respect to any indication and will vest in full on the date earned, subject to Mr. Ward’s continued employment or service with the Company through the applicable vesting date.
(4)	Subject to time-based vesting over a four-year period with one-quarter vesting on the first anniversary of the date of grant, and one-sixteenth vesting on a quarterly basis thereafter, subject to the named executive officer’s continued employment or service with the Company through each applicable vesting date.

(5)	Subject to time-based vesting over a four-year period on a quarterly basis beginning on the first quarter following the date of grant, subject to the named executive officer’s continued employment or service with the Company through each applicable vesting date.
(6)	Subject to time-based vesting over a three-year period on a quarterly basis beginning on the first quarter following the date of grant, subject to the named executive officer’s continued employment or service with the Company through each applicable vesting date.
(7)	This award was fully vested as of December 31, 2017.
(*)	Prior to the Transaction, the board of directors of Eloxx Limited, upon the recommendation of its compensation committee, granted stock options. Upon completion of the Transaction, outstanding stock options were converted into stock options with respect to the Company’s common stock, on substantially the same terms and conditions as were applicable immediately prior to the Transaction. The number of shares of the Company common stock subject to each converted stock option was determined by multiplying the number of ordinary shares of Eloxx Limited stock subject to such award by the exchange ratio used in the Transaction and the exercise price of each converted award was determined by dividing the exercise price of such award by the exchange ratio. The awards were also adjusted to reflect the reverse stock split that was effective on December 19, 2017.

Director Compensation

Effective with the Transaction each member of the Board of Directors of Eloxx Limited prior to the Reverse Merger was appointed to the Company’s Board of Directors.

The following tables sets forth information concerning the compensation of our non-employee directors, other than Mr. Ward, and Dr. Noiman, who each also served on our board of directors in 2017. Neither Mr. Ward nor Dr. Noiman received any compensation for his or her service as a director. For more information on the compensation Mr. Ward and Dr. Noiman received in their capacity as Chief Executive Officer in 2017, please see the Summary Compensation Table above. Mr. Ward serves as Chairman of our board of directors effective as of December 26, 2017. Dr. Noiman continues to serve on our board of directors following her resignation as our Chief Executive Officer on December 25, 2017.

The following table sets forth information concerning the compensation awarded to, earned by or paid our non-employee directors in place as of December 31, 2017.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Tomer Kariv (1)	$—	—	—	—	—	—	$—
Ran Nussbaum (1)	$—	—	—	—	—	—	$—
Gadi Veinrib (1)	$—	—	—	—	—	—	$—
Zafrira Avnur, Ph.D. (1)	$—	—	—	—	—	—	$—
Martijn Kleijwegt (1)	$—	—	—	—	—	—	$—
Steven D. Rubin (3)	$—	—	236,326	—	—	—	$236,326

The following table sets forth information concerning the compensation awarded to, earned by or paid our non-employee directors who served as a director for part of the fiscal year 2017, but were no longer serving as of December 31, 2017.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Dr. Robert A. Heft, Ph.D. (1) (4)	$60,000	—	—	—	—	—	$60,000
John Braca (5)	$—	—	117,405	—	—	—	$117,405
Dr. Phillip Frost (5)	$—	—	36,982	—	—	—	$36,982
Dr. Vaungh Smider (6)	$—	—	—	—	—	—	—

(1)	Messrs. Kariv, Nussbaum, Veinrib, Kleijwegt and Drs. Heft and Avnur, each of whom served on the board of directors of Eloxx Limited prior to the Transaction, were appointed to serve on our board of directors on December 19, 2017. We did not pay any compensation, or make any equity awards or non-equity incentive plan awards, to any of these non-employee members of our board of directors, in 2017. Mr. Braca, Dr. Frost and Dr. Smider each resigned from service on our board of directors on December 19, 2017. Dr. Heft resigned from service on our board of directors and as Chairman of our board of directors on December 26, 2017.
(2)	Represents a grant of stock options made to Messrs. Rubin and Braca and Dr. Frost pursuant to the Amended and Restated Senesco Technologies, Inc. 2008 Incentive Compensation Plan in 2017, which each director elected to receive in lieu of cash fees, as described below. Each amount reflects the aggregate grant date fair value of the option award computed in accordance with FASB Topic ASC 718. Assumptions used in the calculation of these amounts are included in Notes 2 and 9 to the audited financial statements included in our pre-Transaction Annual Report on Form 10-K for the year ended June 30, 2017. The grant date fair value was not adjusted to take into account any estimated forfeitures.
(3)	As of December 31, 2017, Mr. Rubin held a total of 59,120 stock options.
(4)	As of December 31, 2017, Dr. Heft held a total of 340,415 stock options granted to him prior to the Transaction pursuant to the Eloxx Limited Employee Share Ownership and Option Plan (2013), which stock options were assumed by the Company in connection with the Transaction and converted to stock options to purchase shares of our common stock, as described above.
(5)	As of December 31, 2017, Mr. Braca and Dr. Frost held a total of 36,958 and 15,887 stock options, respectively.
(6)	As of December 31, 2017 Dr. Smider held a total of 1,266 and 711 stock options and warrants, respectively.

Prior to the Transaction, Messrs. Rubin and Braca and Dr. Frost were entitled to receive the following amounts of cash compensation, paid in quarterly increments as consideration for their service on our board of directors during each fiscal year:

Annual (Base) Retainer	$10,000
Per Scheduled Board Meeting Fee	$1,500	(1)
Per Committee Meeting Fee	$750	(2)
Additional Annual Retainer:
Chairman of the Board of Directors	$5,000
Audit Committee Chair	$3,500
Compensation Committee Chair	$3,500
Nominating and Corporate Governance Committee Chair	$1,500
Non-Chair Committee Member Additional Retainer (All Committees)	$1,000
Maximum Per Diem For All Meetings	$2,000

(1)	$750 for telephonic meetings (less than 30 minutes: $375).
(2)	$375 for telephonic meetings.

However, the non-employee directors could elect to receive, in lieu of the above cash retainer and meeting fees, either (i) restricted stock units, or RSUs, covering that number of shares having a fair market value on the grant date equal to such cash award or (ii) a number of stock options equal to twice the number of RSU’s that would have been received, with an exercise price per share equal to the fair market value of our common stock on the option grant date.

In 2017, each of Messrs. Rubin and Braca and Dr. Frost elected to receive stock options in lieu of cash. Accordingly, the directors received stock options to purchase shares of our common stock with the exercise price per share equal to the closing price of our common stock on the option grant date. The grant date value of such equity awards are reflected in the table above. Each stock option award had a maximum term of 10 years subject to earlier termination 3 months following cessation of board service and was fully vested on the grant date. The awards were made pursuant to the Amended and Restated Senesco Technologies, Inc. 2008 Incentive Compensation Plan, or the 2008 Plan, which we adopted in December 2008 to for the grant of stock options, stock grants and stock purchase rights to certain designated employees and certain other persons performing services for the Company, as designated by the board of directors. We do not intend to make grants under the 2008 Plan following the effectiveness of the 2018 Plan.

We plan to establish a formal policy governing the compensation of all of our non-employee directors beginning in fiscal year 2018.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information relating to the beneficial ownership of our common stock as of December 31, 2017, by (a) each person, or group of affiliated persons, known by us to beneficially own more than five percent (5%) of the outstanding shares of our common stock, (b) each of our directors, (c) each of our named executive officers, and (d) all directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or dispositive power as well as any shares that the individual has the right to acquire within 60 days of December 31, 2017 through the exercise of any stock option, warrants or other rights. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and dispositive power with respect to all shares of common stock held by that person.

The percentage of shares beneficially owned is computed on the basis of 27,527,738 shares of our common stock outstanding as of December 31, 2017. Shares of common stock that a person has the right to acquire within 60 days of December 31, 2017, are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise noted below, the address of the persons listed on the table is c/o Eloxx Pharmaceuticals, Inc., 950 Winter Street, Waltham, MA 02451.

Beneficial Owner Greater than 5% Stockholders	Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
Pontifax Funds (1)	8,777,071	31.88%
Technion Funds (2)	1,403,745	5.10%
Catalyst Funds (3)	1,658,544	6.02%
Gilad Shabtai	3,263,970	11.86%
LSP V Coöperatieve U.A. (5)	2,653,673	9.64%
Global Health Science Fund I, L.P. (6)	1,658,543	6.02%

The following table sets forth information concerning the beneficial ownership to our named executive officers in place as of December 31, 2017.

Directors and Named Executive Officers
Robert Ward	—	*	%
Tomer Kariv (7)	8,777,071	31.88%
Dr. Silvia Noiman, Ph.D., MBA (8)	476,553	*	%
Ran Nussbaum (9)	8,777,071	31.88%
Gadi Veinrib	—	*	%
Zafrira Avnur, Ph.D.	—	*	%
Martijn Kleijwegt (10)	2,653,673	9.64%
Steven D. Rubin (11)	59,120	*	%
Gregory Weaver	—	*	%
Dr. Pedro Huertas (12)	101,187	*	%
David Rector	31,341	*	%
John Braca	36,958	*	%
Dr. Phillip Frost	15,887	*	%
James Graziano	841	*	%
Miguel de los Rios	6,929	*	%
Dr. Vaughn Smider	1,977	*	%
All directors and executive officers as a group (16 persons) (13)	12,161,537	44.18%

*	Represents beneficial ownership of less than 1% of the shares of common stock.
(1)	Based on a Schedule 13D filed with the SEC on December 29, 2017. Consists of 2,287,937 shares of common stock held by Pontifax (Cayman) III, L.P., Cayman III, 4,900,249 shares of common stock held by Pontifax (Israel) III, L.P. Israel III, 381,518 shares of common stock held by Pontifax (Cayman) IV L.P., Cayman IV, 783,644 shares of common stock held by Pontifax (Israel) IV, L.P., Israel IV, and 423,703 shares of common stock held by Pontifax (China) IV L.P., China IV. Pontifax Management Fund III L.P., Pontifax III, is the general partner of Cayman III and Israel III. Pontifax Management III G.P. (2011) Ltd., Management III, is the general partner of Pontifax III. As a result, each of Management III and Pontifax III may be deemed to share voting and dispositive power with respect to the shares held by Cayman III and Israel III. Each of Management III and Pontifax III disclaims beneficial ownership of such shares, except to the extent of its pecuniary interest therein. Pontifax IV GP L.P., Pontifax IV, is the general partner of Cayman IV, Israel IV and China IV. Pontifax Management 4 G.P. (2015) Ltd., Management 4, is the general partner of Pontifax IV. As a result, each of Management 4 and Pontifax IV may be deemed to share voting and dispositive power with respect to the shares held by Cayman IV, Israel IV and China IV. Each of Management 4 and Pontifax IV disclaim beneficial ownership of such shares, except to the extent of its pecuniary interest therein.
(2)	Based on a Schedule 13G filed with the SEC on December 29, 2017. Consists of 694,423 shares of common stock held by Technion Investment Opportunities Fund L.P. and 709,322 shares of common stock held by Technion Research and Development Foundation Ltd. Technion Research and Development Foundation Ltd. is the general partner of Technion Investment Opportunities Fund L.P. and shares voting power and investment control over shares held by Technion Investment Opportunities Fund L.P.
(3)	Based on a Schedule 13D filed with the SEC on December 29, 2017. Consists of 1,450,894 shares of common stock held by CEL CATALYST China Israel Fund L.P. and 207,650 shares of common stock held by Catalyst CEL Fund L.P. CEL Catalyst China Israel General Partner Limited, General Partner, is the general partner of each of Catalyst CEL Fund L.P. and CATALYST China Israel Fund L.P. and shares voting power and investment control over such shares. Catalyst CEL Management Ltd. is the management company and sole shareholder of General Partner and shares voting power and investment control over such shares.
(4)	Based on a Schedule 13G filed with the SEC on December 29, 2017. Consists of 3,263,970 shares of common stock held by Gilad Shabtai.

(5)	Based on a Schedule 13D filed with the SEC on December 29, 2017. Consists of 2,653,673 shares of common stock held by LSP V Coöperatieve U.A. LSP V Management B.V. is the director and manager of LSP V Coöperatieve U.A. and shares voting power and investment control over shares held by LSP V Coöperatieve U.A.
(6)	Based on a Schedule 13G filed with the SEC on December 29, 2017. Consists of 1,658,543 shares of common stock held by Global Health Science Fund I, L.P. GHS Partnership L.P. is the general partner of Global Health Science Fund I, L.P. and shares voting power and investment control over such shares. GHS Partners Limited is the general partner of GHS Partnership L.P. and shares voting power and investment control over such shares.
(7)	Consists of 8,777,071 shares of common stock of the Pontifax Funds as to which Mr. Kariv may be deemed to share voting power and investment control in his capacity as a managing partner of Management III and Management 4. Mr. Kariv disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.
(8)	Consists of vested options to purchase 476,553 shares of common stock.
(9)	Consists of 8,777,071 shares of common stock held by the Pontifax Funds as to which Mr. Kariv may be deemed to share voting power and investment control in his capacity as a managing partner of Management III and Management 4. Mr. Kariv disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.
(10)	Consists of 2,653,673 shares of common stock held by LSP V Coöperatieve U.A. as to which Mr. Kleijwegt may be deemed to share voting power and investment control in his capacity as a managing director of LSP V Management B.V. Mr. Kleijwegt disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.
(11)	Consists of vested options to purchase 59,120 shares of common stock.
(12)	Consists of vested options to purchase 101,187 shares of common stock.
(13)	Numbers do not compute due to Mr. Kariv and Mr. Nussbaum’s potential deemed shared voting control and investment power over shares of common stock held by the Pontifax Funds.

WHERE YOU CAN FIND MORE INFORMATION

Our website address is http://www.eloxxpharma.com. The information contained on, or that can be accessed through, our website is not part of, and is not incorporated by reference into this Information Statement. Copies of our Annual Reports on Form 10-K, Transition Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, this Information Statement and all amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, are available on our website as soon as reasonably practicable after we electronically file those reports with, or furnish them to the SEC. The public may read and copy any materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. The SEC also maintains a website at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will send only one copy of this Information Statement to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. However, we will deliver promptly, upon written or oral request, a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address, and (iii) the address to which we should direct the additional copy of this Information Statement, to us 950 Winter Street, Waltham, Massachusetts 024510, Attention Gregory Weaver, CFO or (b) calling Gregory Weaver, CFO at (781) 577-5300.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer we mail to each stockholder at such address a separate copy of future mailings, you may send notification to or call us in the manner set forth in the preceding paragraph. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer we mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone in the manner set forth in the preceding paragraph.

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this Information Statement on Schedule 14C to be signed on our behalf by the undersigned hereunto duly authorized.

Eloxx Pharmaceuticals, Inc.

/s/ Robert E. Ward
Dated: March 30, 2018	Robert E. Ward
Chief Executive Officer and Director

EXHIBIT A

ACTION BY WRITTEN CONSENT

OF THE STOCKHOLDERS OF

ELOXX PHARMACEUTICALS INC.

Pursuant to Section 228 of the Delaware General Corporation Law, the undersigned stockholders of Eloxx Pharmaceuticals, Inc., a Delaware corporation (the “Company”), having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, hereby adopt and approve the following resolutions by written consent:

APPROVAL OF EQUITY INCENTIVE PLAN

WHEREAS, the Board of Directors of the Company has approved and adopted the Eloxx Pharmaceuticals, Inc. 2018 Equity Incentive Plan, a copy of which is attached hereto as Exhibit A (the “Plan”), and recommended that the stockholders of the Company approve the Plan in accordance with applicable law.

RESOLVED, that the Plan, in substantially the form attached hereto as EXHIBIT A be, and it hereby is, ratified, confirmed and approved in all respects;

RESOLVED FURTHER, that, subject to adjustment as provided in the Plan, there shall be initially reserved for issuance under the Plan an aggregate number of shares of the Company’s common stock (the “Common Stock”) not to exceed a maximum of 10,000,000 shares (the “Share Reserve”), which number is the sum of (i) 5,000,000 new shares plus (ii) the number of shares subject to the Prior Plans’ Available Reserve (as defined in the Plan), plus (iii) the number of shares that are Returning Shares (as defined in the Plan, as such shares become available from time to time);

RESOLVED FURTHER, that the Share Reserve shall automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2019, in an amount equal to 5% of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year, or a lesser number of shares of Common Stock (including zero shares) determined by the Board;

RESOLVED FURTHER, that subject to the terms of the Plan, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of “Incentive Stock Options” (as defined in the Plan) will be 20,000,000 shares; and

RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized and directed, for and on behalf of the Company, to execute and deliver such other documents and to take such other action as they may deem necessary or advisable to carry out the purposes of the foregoing resolutions.

GENERAL AUTHORIZING RESOLUTION; EFFECTIVE DATE

RESOLVED, that the officers of the Company be, and each of them hereby is, authorized and directed, for and on behalf of the Company, to take such further actions and execute such further documents, as they deem necessary or appropriate to effectuate the intent of the foregoing resolutions, including without limitation the filing and distribution of any Information Statement required to be filed and distributed in accordance with Regulation 14C of the Securities Exchange Act of 1934, as amended.

RESOLVED FURTHER, that, subject to any waiting period required by applicable law, this Action by Written Consent shall be effective immediately upon delivery of counterparts signed by stockholders having not less than the minimum number of votes that would be necessary to authorize or take the above actions at a meeting at which all shares entitled to vote thereon were present and voted to the Company (the “Effective Date”).

This Action by Written Consent may be executed and delivered in multiple counterparts (including facsimile, PDF or other electronic counterparts), each of which, when taken together, will constitute one document. This Action by Written Consent shall be filed with the minutes of the proceedings of the stockholders of the Company, and said resolutions shall have the same force and effect as if they were adopted at a meeting at which the undersigned were personally present.

*****

The undersigned has executed this Action by Written Consent and in so executing has acted by written consent with respect to all shares of the Company’s capital stock held by the undersigned in favor of the foregoing resolutions.

STOCKHOLDER:

Date of Execution: March 21, 2018		PONTIFAX (CAYMAN) IV L.P.

/s/ Ran Nussbaum
Signature

	Name:	Ran Nussbaum
	Title:	Managing Partner

The undersigned has executed this Action by Written Consent and in so executing has acted by written consent with respect to all shares of the Company’s capital stock held by the undersigned in favor of the foregoing resolutions.

STOCKHOLDER:

Date of Execution: March 21, 2018		PONTIFAX (CHINA) IV L.P.

/s/ Ran Nussbaum
Signature

	Name:	Ran Nussbaum
	Title:	Managing Partner

The undersigned has executed this Action by Written Consent and in so executing has acted by written consent with respect to all shares of the Company’s capital stock held by the undersigned in favor of the foregoing resolutions.

STOCKHOLDER:

Date of Execution: March 21, 2018		PONTIFAX (ISRAEL) IV L.P.

/s/ Ran Nussbaum
Signature

	Name:	Ran Nussbaum
	Title:	Managing Partner

The undersigned has executed this Action by Written Consent and in so executing has acted by written consent with respect to all shares of the Company’s capital stock held by the undersigned in favor of the foregoing resolutions.

STOCKHOLDER:

Date of Execution: March 21, 2018		PONTIFAX (CAYMAN) III L.P.

/s/ Ran Nussbaum
Signature

	Name:	Ran Nussbaum
	Title:	Managing Partner

The undersigned has executed this Action by Written Consent and in so executing has acted by written consent with respect to all shares of the Company’s capital stock held by the undersigned in favor of the foregoing resolutions.

STOCKHOLDER:

Date of Execution: March 21, 2018		PONTIFAX (ISRAEL) III L.P.

/s/ Ran Nussbaum
Signature

	Name:	Ran Nussbaum
	Title:	Managing Partner

The undersigned has executed this Action by Written Consent and in so executing has acted by written consent with respect to all shares of the Company’s capital stock held by the undersigned in favor of the foregoing resolutions.

STOCKHOLDER:

Date of Execution: March 21, 2018		GLOBAL HEALTH SCIENCE FUND I, L.P.

/s/ Karimah Es Sabar
Signature

	Name:	Karimah Es Sabar
	Title:	Director

The undersigned has executed this Action by Written Consent and in so executing has acted by written consent with respect to all shares of the Company’s capital stock held by the undersigned in favor of the foregoing resolutions.

STOCKHOLDER:

Date of Execution: March 20, 2018		OPKO HEALTH, INC.

/s/ Steven D. Rubin
Signature

	Name:	Steven D. Rubin
	Title:	Executive Vice President, Administration

The undersigned has executed this Action by Written Consent and in so executing has acted by written consent with respect to all shares of the Company’s capital stock held by the undersigned in favor of the foregoing resolutions.

STOCKHOLDER:

Date of Execution: March 26, 2018		LSP V COÖPERATIEVE U.A.

/s/ Martijn Kleijwegt
Signature

	Name:	Martijn Kleijwegt
	Title:	Managing Partner

EXHIBIT B

2018 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: MARCH 12, 2018

APPROVED BY THE STOCKHOLDERS: MARCH 26, 2018

EFFECTIVE DATE:

1.	GENERAL.

(a) Successor to and Continuation of Prior Plans. The Plan is intended as the successor to and continuation of the Sevion Therapeutics, Inc. 2008 Incentive Compensation Plan (as Amended and Restated, effective December 15, 2014) and the Eloxx Pharmaceuticals Ltd. Share Ownership and Option Plan (2013) (the “Prior Plans”). From and after 12:01 a.m. Eastern Time on the Effective Date, no additional stock awards will be granted under the Prior Plans. All Awards granted on or after 12:01 a.m. Eastern Time on the Effective Date will be granted under this Plan. All stock awards granted under the Prior Plans, will remain subject to the terms of the Prior Plans.

(i) Any shares that would otherwise remain available for future grants under the Prior Plans as of 12:01 a.m. Eastern Time on the Effective Date (the “Prior Plans’ Available Reserve”) will cease to be available under the Prior Plans at such time. Instead, that number of shares of Common Stock equal to the Prior Plans’ Available Reserve will be added to the Share Reserve (as further described in Section 3(a) below) and will be immediately available for grants and issuance pursuant to Stock Awards hereunder, up to the maximum number set forth in Section 3(a) below.

(ii) In addition, from and after 12:01 a.m. Eastern Time on the Effective Date, any shares subject, at such time, to outstanding stock awards granted under the Prior Plans that (i) expire or terminate for any reason prior to exercise or settlement; (ii) are forfeited because of the failure to meet a contingency or condition required to vest such shares or otherwise return to the Company; or (iii) are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award (such shares the “Returning Shares”) will immediately be added to the Share Reserve (as further described in Section 3(a) below) as and when such shares become Returning Shares, up to the maximum number set forth in Section 3(a) below.

(b) Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards.

(c) Available Awards. The Plan provides for the grant of the following types of Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

(d) Purpose. The Plan, through the granting of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

2.	ADMINISTRATION.

(a) Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical),

including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or at which cash or shares of Common Stock may be issued).

(v) To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under his or her then-outstanding Award without his or her written consent except as provided in subsection (viii) below.

(vi) To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to make the Plan or Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. However, if required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as provided in the Plan (including subsection (viii) below) or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(vii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding incentive stock options or (B) Rule 16b-3.

(viii) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.

(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

(xi) To effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Stock Award; (B) the cancellation of any outstanding Stock Award and the grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Stock Award, (3) Restricted Stock Unit Award, (4) Other Stock Award, (5) cash and/or (6) other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Stock Award and (y) granted under the Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be construed as being to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Rule 16b-3 Compliance. The Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

(d) Delegation to an Officer. The Board may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(y)(iii) below.

(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.	SHARES SUBJECT TO THE PLAN.

(a) Share Reserve. Subject to Section 9(a) relating to Capitalization Adjustments, and the following sentence regarding the annual increase, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards will not exceed 10,000,000 shares (the “Share Reserve”), which number is the sum of (i) 5,000,000 new shares, plus (ii) the number of shares subject to the Prior Plans’ Available Reserve, plus (iii) the number of shares that are Returning Shares, as such shares become available from time to time. In addition, the Share Reserve will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1st of the year following the year in which the Effective Date occurs and ending on (and including) January 1, 2028, in an amount equal to 5% of the total number of shares of Capital Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.

For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(b) Reversion of Shares to the Share Reserve. If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan.

(c) Incentive Stock Option Limit. Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 20,000,000 shares of Common Stock.

(d) Limitation on Grants to Non-Employee Directors. From and after the Effective Date, the maximum number of shares subject to Stock Awards granted under this Plan or under any other equity plan maintained by the Company during a single calendar year to any Non-Employee Director in connection with such Non-Employee Director’s service as a Director, taken together with any cash fees paid by the Company to such Non-Employee Director during such calendar year for service on the Board, will not exceed $500,000 in total value (calculating the value of any such Stock Awards based on the grant date fair value of such Stock Awards for financial reporting purposes), or, with respect to the calendar year in which a Non-Employee Director is first appointed or elected to the Board, $1,000,000. Notwithstanding the foregoing, the limitations under this Section 3(d) shall not apply to Stock Awards and payments made pursuant to an agreement with a Director entered into prior to the Effective Date.

(e) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.	ELIGIBILITY.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a Transaction such as a spin off transaction), (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in consultation with its legal counsel, has determined that such Stock Awards comply with the distribution requirements of Section 409A of the Code.

(b) Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

5.	PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Award Agreement.

(b) Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(c) Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d) Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i) Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (and pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.

(ii) Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, upon the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f) Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement) and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.

(h) Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received on exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement) and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Award Agreement) and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

(k) Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

(l) Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement, in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

(m) Early Exercise of Options. An Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate. The Company will not be required to exercise its repurchase right until at least six (6) months (or such longer or shorter period of time required to avoid classification of the Option as a liability for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option Agreement.

6.	PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

(a) Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v) Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement or other written agreement between a Participant and the Company or an Affiliate, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c) Performance Awards.

(i) Performance Stock Awards. A Performance Stock Award is a Stock Award that is payable (including that may be granted, vest or exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board or Committee , in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board or the Committee may determine that cash may be used in payment of Performance Stock Awards.

(ii) Performance Cash Awards. A Performance Cash Award is a cash award that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board or Committee, in its sole discretion. The Board or the Committee may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(iii) Board Discretion. The Board retains the discretion to adjust or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(d) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.	COVENANTS OF THE COMPANY.

(a) Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Stock Awards.

(b) Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan, as necessary, such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act or other securities or applicable laws, the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

(c) No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the tax treatment or time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8.	MISCELLANEOUS.

(a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards will constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is domiciled or incorporated, as the case may be.

(e) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h) Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the

Participant in connection with the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(i) Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(k) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

(l) Compliance with Section 409A of the Code. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

9.	ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to

Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any Non-Employee Director pursuant to Section 3(d), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b) Dissolution. Except as otherwise provided in the Stock Award Agreement, in the event of a Dissolution of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such Dissolution, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the Dissolution is completed but contingent on its completion.

(c) Transaction. The following provisions will apply to Stock Awards in the event of a Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Transaction, then, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Transaction:

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Transaction);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii) accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective date of the Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Transaction, which exercise is contingent upon the effectiveness of such Transaction;

(iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi) make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Transaction, over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be $0 if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Company’s Common Stock in connection with the Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award. Unless otherwise provided in the instrument evidencing a Performance Cash Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board, in the event of a Transaction, then all Performance Cash Awards outstanding under the Plan will terminate prior to the effective time of such Transaction.

(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10.	TERMINATION OR SUSPENSION OF THE PLAN.

(a) The Board may suspend or terminate the Plan at any time. No Incentive Stock Option will be granted after the tenth anniversary of the earlier of (i) the Adoption Date, or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan will not materially impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan (including Section 2(b)(viii)) or an Award Agreement.

11.	EFFECTIVE DATE OF PLAN.

The Plan will become effective on the Effective Date.

12.	CHOICE OF LAW.

The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13. DEFINITIONS. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “Adoption Date” means the date the Plan is adopted by the Board.

(b) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c) “Award” means a Stock Award or a Performance Cash Award.

(d) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(e) “Board” means the Board of Directors of the Company.

(f) “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.

(g) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(h) “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, embezzlement, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud, embezzlement or act of dishonesty against the Company or an Affiliate; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or an Affiliate or of any statutory duty owed to the Company or an Affiliate; (iv) such Participant’s unauthorized use or disclosure of the Company’s or an Affiliate’s confidential information or trade secrets; (v) the refusal or omission by the Participant to perform any duties required of him or her if such duties are consistent with duties customary for the position held with the Company or an Affiliate or persistent unsatisfactory performance or neglect of his or her job duties; or (vi) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(i) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) the stockholders of the Company approve or the Board approves a plan of complete dissolution of liquidation of the Company, or a complete dissolution or liquidation of the Company will otherwise occur, except for a liquidation into a parent corporation;

(iv) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply. To the extent required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of “Change in Control” under Section 409A of the Code, and the regulations thereunder.

(j) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(k) “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(l) “Common Stock” means the common stock of the Company.

(m) “Company” means Eloxx Pharmaceuticals, Inc., a Delaware corporation.

(n) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(o) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A of the Code, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder). The Board may determine whether any given leave of absence constitutes a termination of Continuous Service.

(p) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of more than 50% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(q) “Director” means a member of the Board.

(r) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(s) “Dissolution” means when the Company, after having executed a certificate of dissolution with the State of Delaware (or other applicable state), has completely wound up its affairs. Conversion of the Company into a Limited Liability Company (or any other pass-through entity) will not be considered a “Dissolution” for purposes of the Plan.

(t) “Effective Date” means the effective date of this Plan, which is the date this Plan is approved by the Company’s stockholders.

(u) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(v) “Entity” means a corporation, partnership, limited liability company or other entity.

(w) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(x) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the

Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than50% of the combined voting power of the Company’s then outstanding securities.

(y) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(z) “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(aa) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(bb) “Nonstatutory Stock Option” means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(cc) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(dd) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(ee) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(ff) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(gg) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(hh) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ii) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(jj) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(kk) “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

(ll) “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) earnings before interest, taxes, depreciation, amortization and legal settlements; (5) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (6) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (7) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (8) total stockholder return; (9) return on equity or average stockholder’s equity; (10) return on assets, investment, or capital employed; (11) stock price; (12) margin (including gross margin); (13) income (before or after taxes); (14) operating income; (15) operating income after taxes; (16) pre-tax profit; (17) operating cash flow; (18) sales or revenue targets; (19) increases in revenue or product revenue; (20) expenses and cost reduction goals; (21) improvement in or attainment of working capital levels; (22) economic value added (or an equivalent metric); (23) market share; (24) cash flow; (25) cash flow per share; (26) share price performance; (27) debt reduction; (28) implementation or completion of projects or processes (including, without limitation, clinical trial initiation, clinical trial enrollment, clinical trial results, new and supplemental indications for existing products, regulatory filing submissions, regulatory filing acceptances, regulatory or advisory committee interactions, regulatory approvals, and product supply); (29) stockholders’ equity; (30) capital expenditures; (31) debt levels; (32) operating profit or net operating profit; (33) workforce diversity; (34) growth of net income or operating income; (35) billings; (36) bookings; (37) employee retention; (38) initiation of phases of clinical trials and/or studies by specific dates; (39) patient enrollment rates; (40) budget management; (41) submission to, or approval by, a regulatory body (including, but not limited to the U.S. Food and Drug Administration) of an applicable filing or a product candidate; (42) regulatory milestones; (43) progress of internal research or clinical programs; (44) progress of partnered programs; (45) partner satisfaction; (46) timely completion of clinical trials; (47) submission of INDs and NDAs and other regulatory achievements; (48) research progress, including the development of programs; (49) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; (50) customer satisfaction; and (51) other measures of performance selected by the Board.

(mm) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any items that are unusual in nature or occur infrequently as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends;

(9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(nn) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(oo) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(pp) “Plan” means this Eloxx Pharmaceuticals, Inc. 2018 Equity Incentive Plan.

(qq) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(rr) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ss) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(tt) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(uu) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(vv) “Rule 405” means Rule 405 promulgated under the Securities Act.

(ww) “Securities Act” means the Securities Act of 1933, as amended.

(xx) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(yy) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(zz) “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(aaa) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(bbb) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(ccc) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(ddd) “Transaction” means a Corporate Transaction or a Change in Control.

ELOXX PHARMACEUTICALS, INC.

ISRAELI SUB - PLAN

1.	PREAMBLE

(a)	This Israeli Sub-Plan (the “Sub-Plan”) shall apply only to Participants who are residents or citizens of the State of Israel or those who are deemed to be residents or citizens of the State of Israel for the payment of tax (the “Israeli Participants”). The provisions specified hereunder shall form an integral part of the Eloxx Pharmaceuticals Inc. 2018 Equity Incentive Plan to which this Sub-Plan is attached (the “Plan”). For the avoidance of doubt, this Sub-Plan does not add to or modify the Plan in respect of any other category of Participants.

(b)	The Plan and this Sub-Plan are complementary to each other and shall be deemed one. In any case of contradiction, whether explicit or implied, between the provisions of this Sub-Plan and the Plan, the provisions set out in this Sub-Plan shall prevail with respect to Awards granted to Israeli Participants.

(c)	Any capitalized terms not specifically defined in this Sub-Plan shall be construed according to the interpretation given to them in the Plan. The Plan administrator shall have full and binding authority to construe and interpret the terms of this Sub-Plan, and any such determinations shall be final and binding on all parties.

(d)	The purpose and intent of the Sub-Plan is to provide incentives to employees, directors, officers, service providers, consultants and/or advisors of the Company and/or any Affiliate who are Israeli Participants by providing them with the opportunity to benefit from increases in value of the Common Stock through the issuance of shares, Options, Restricted Stock Awards, Restricted Stock Unit Awards and other Stock Awards.

This Sub-Plan is to be read as a continuation of the Plan and only refers to Awards granted to Israeli Participants so that they comply with the requirements set by the Israeli law in general and in particular with Section 102 of the Israeli Income Tax Ordinance (New Version), 1961, as amended from time to time, or any provision which may amend or replace it (the “Ordinance” and “Section 102”) and the rules, regulations and orders or procedures promulgated thereunder from time to time, as amended or replaced from time to time (the “Rules”) and to enable the Company and the Israeli Participants hereunder to benefit from Section 102 and the Rules and also to enable the Company to grant Awards and issue shares outside the context of Section 102. The Company, however, does not warrant that the Plan and Sub-Plan will be recognized by the income tax authorities or that future changes will not be made to the provisions of the law, regulations or the Rules, which are promulgated from time to time, or that any exemption or benefit currently available pursuant to Section 102 will not be abolished.

(e)	Should any provision of Section 102, regulations thereunder or the Rules which apply to employees or any such other Participants who are Israeli Participants as applicable under the provisions of Section 102 and the Rules, be amended, such amendment shall be deemed included in the Sub-Plan with respect to Awards granted or shares issued in the context of Section 102. Where a conflict arises between any section of the Sub-Plan, the Award Agreement or their application, and the provisions of any tax law, rule or regulations, including without limitation the Ordinance and/or the Rules, whether relied upon for tax relief or otherwise, the latter shall prevail, and the Board or the Committee in its sole discretion shall determine the necessary changes to be made to the Sub-Plan and its determination regarding this matter shall be final and binding.

(f)

The Sub-Plan shall be administered by the Board or the Committee as further set forth in the Plan. Subject to applicable law and without derogating from the generality of the Plan, the Board shall have plenary authority to determine whether or not an Award shall be granted pursuant to Section 102, and if so, whether such Award be granted to a trustee under the Ordinance and the election of the “Ordinary Income Route” according to Section 102(b)(1) of the Ordinance or the “Capital Gains Route”

according to Section 102(b)(2) of the Ordinance or otherwise (Awards granted either under the Ordinary Income Route or under the Capital Gains Route shall be referred to herein as “Approved 102 Awards”), or without a trustee according to Section 102(c) of the Ordinance (the “Unapproved 102 Awards”).

(g)	No director or officer of the Company shall be personally liable or obligated to any Participant as a result of any decision made and/or action taken with respect to the Sub-Plan or its interpretation or execution.

2.	DESIGNATION OF ISRAELI PARTICIPANTS

(a)	The persons eligible for participation in the Sub-Plan as Israeli Participants shall include any employee, director, service provider, consultant and/or advisors of the Company or any Affiliate or any other person or entity so designated by the Board, provided that for the purpose of the Israeli tax law, Israeli Employees (as defined herein) may only be granted Awards under Section 102 of the Ordinance; and Israeli Non-Employees (as defined below) may only be granted Awards under Section 3(i) of the Ordinance.

For the purpose of this Section:

“Israeli Employee” shall mean a person who is employed by the Company or its Affiliate, which is an “employing company” within the meaning of Section 102(a) of the Ordinance, including an individual who is serving as a director or an office holder, but excluding Controlling Shareholder, who is an Israeli resident or deemed to be an Israeli resident for the payment of tax.

“Controlling Shareholder” shall have the meaning ascribed to it in Section 32(9) of the Ordinance.

“Israeli Non-Employees” shall mean a consultant, adviser, service provider, Controlling Shareholder or any other person who is not an Israeli Employee, who is an Israeli resident or deemed to be an Israeli resident for the payment of tax.

(b)	The grant of an Award hereunder shall neither entitle the Israeli Participant to participate nor disqualify the Israeli Participant from participating in, any other grant of Awards pursuant to the Plan or any other Award or share plan of the Company or any Affiliate.

3.	DESIGNATION OF AWARDS PURSUANT TO SECTION 102

(a)	The Company may designate Awards granted to Israeli Employees pursuant to Section 102 as Unapproved 102 Awards or Approved 102 Awards.

(b)	The grant of Approved 102 Awards shall be made under this Sub-Plan adopted by the Board, and shall be conditioned upon the approval of this Sub-Plan by the ITA.

(c)	Approved 102 Award may either be classified as Capital Gain Award (“CGO”) or Ordinary Income Award (“OIO”).

(d)	Approved 102 Award elected and designated by the Company to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) shall be referred to herein as CGO.

(e)	Approved 102 Award elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) shall be referred to herein as OIO.

(f)

The Company’s election of the type of Approved 102 Awards as CGO or OIO granted to Israeli Employees (the “Election”), shall be appropriately filed with the ITA before the date of grant of an Approved 102 Award. Such Election shall become effective beginning the first date of grant of an Approved 102 Award under this Plan and shall remain in effect at least until the end of the year following the year during which the Company first granted Approved 102 Awards. The Election shall obligate the Company to grant only the type of Approved 102 Award it has elected, and shall apply to all Israeli Participants who were granted Approved 102 Awards during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance. For the avoidance of doubt, such Election shall not prevent the Company from granting Unapproved 102 Awards or any other Awards simultaneously.

(g)	All Approved 102 Awards must be held in trust by a Trustee, as described below.

(h)	For the avoidance of doubt, the designation of Unapproved 102 Awards and Approved 102 Awards shall be subject to the terms and conditions set forth in Section 102 of the Ordinance and the regulations promulgated thereunder.

(i)	With regards to Approved 102 Awards, the provisions of the Sub-Plan and/or the Award Agreement (as defined in the Plan) shall be subject to the provisions of Section 102 and the Tax Assessing Officer’s permit, and the said provisions and permit shall be deemed an integral part of the Sub-Plan and of the Award Agreement. Any provision of Section 102 and/or the said permit which is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the Sub-Plan or the Award Agreement, shall be considered binding upon the Company and the Israeli Participants.

4.	GRANT OF THE AWARDS AND ISSUANCE OF THE SHARES TO THE TRUSTEE

(a)	Shares issued upon exercise of an Award shall be issued to the Israeli Participant or to the Trustee (as such term is defined below), in the name of the Israeli Participant and on his or her behalf, subject to the sole discretion of the Board. In the event that the Board grants an Award to be held by the Israeli Participant directly, and unless determined otherwise with respect to a specific grant, then without derogating from any other rights or obligations conveyed to the Israeli Participant according to the Sub-Plan all rights and obligations conveyed to the Trustee according to this Sub-Plan shall be awarded to the said Israeli Participant.

(b)	The Board shall appoint a Trustee for the purposes of this Sub-Plan (the “Trustee”). In case of a Trustee nominated under Section 102, the nomination of such Trustee shall be subject to the approval of the Israeli Income Tax Authorities (the “ITA”) in accordance with the provisions of Section 102(a) of the Ordinance. The Trustee shall have all the powers provided by law, including, without limitation, the Ordinance, Section 102 and the Rules, the trust agreement with the Company and/or any Affiliate thereof, and the Sub-Plan and shall act pursuant to the provisions thereof, as they shall apply from time to time. The Board or the Committee shall be entitled to replace the Trustee and/or to nominate another person to serve as a Trustee in lieu of the existing Trustee at its sole discretion, subject to applicable law, and that the new Trustee shall have the same powers and authority which this Sub-Plan grants the Trustee.

(c)

Unless otherwise determined by the Board, all Award including, without limitation, the shares issued pursuant thereto, and all rights deriving from or in connection therewith, including, without limitation, any bonus shares (including stock dividends) issued in connection therewith, shall be issued by the Company in the name of the Trustee on behalf of the Israeli Participant and the share certificates representing any shares issued pursuant to Awards exercised hereunder, shall be issued by the Company in the name of the Trustee in trust for the designated Israeli Participant and shall be deposited with the Trustee, held by him and registered in his name in the register of shareholders of the Company for such period as determined by the Board but, in the case of Approved 102 Awards, not less than the period set forth therein or otherwise required, or approved, with respect thereto pursuant to Israeli law, regulations promulgated thereunder, the Ordinance, Section 102 or the Rules, as shall be in effect from time to time (the “Restriction Period”) and the same tax route pursuant to Section 102 shall apply thereto. Furthermore, Approved 102 Awards granted or shares issued pursuant to such Approved 102 Awards shall not be sold or transferred until the end of the Restriction Period, unless otherwise allowed or determined by the Israeli tax authorities. Notwithstanding the above, if any such sale or transfer occurs during the Restriction Period, the sanctions under Section 102 of the Ordinance and under the Rules or regulation or orders or procedures promulgated thereunder shall apply to and shall be borne by such Israeli Participant.

Notwithstanding anything to the contrary, the Trustee shall not release any shares, income of appropriation allocated or issued upon exercise of Approved 102 Awards prior to the full payment of the Israeli Participant’s tax liabilities arising from Approved 102 Awards which were granted to him/her and/or any shares allocated or issued upon exercise of such Awards.

(d)	Unless otherwise determined by the Board, Awards granted hereunder shall not confer upon the Israeli Participant any of the rights of a shareholder of the Company, for as long as they have not been exercised and, once exercised, for as long as the shares have not been issued, transferred and registered in the Israeli Participant’s name in the Company’s shareholder register.

(e)	Nothing in the aforegoing provisions shall derogate from the power of the Board to grant Awards or to allot shares to the Trustee otherwise than under the provisions of Section 102 and the Rules or to allot shares or grant Awards to Israeli Participants directly otherwise than through the Trustee or on terms which differ from those specified above or to approve the transfer of shares from the Trustee to the name of any Israeli Participant(s) upon such conditions as shall be determined by the Board.

5.	AWARD OR SHARE PURCHASE AGREEMENT

Unless otherwise determined by the Board, every Israeli Participant shall be required to sign an Award Agreement.

The Award Agreement need not be identical with respect to each Israeli Participant. The following terms, however, shall apply to all Awards, and, mutatis mutandis, shares, unless otherwise determined by the Board or set forth in the Israeli Participant’s Award Agreement:

(a)	The Awards granted to Israeli Participants pursuant to Section 102 and the Rules are personal and except insofar as is specified in this Sub-Plan, may not be transferred, assigned, pledged, withheld, attached or otherwise charged either voluntarily or pursuant to any law, except by way of transfer pursuant to the laws of inheritance or as otherwise determined by the Board, and no power of attorney or deed of transfer, whether the same has immediate effect or shall take effect on a future date, shall be given with respect thereto. During the lifetime of such Israeli Participant the Award may only be exercised by the designated Israeli Participant or, if granted to the Trustee, by the Trustee on behalf of the designated Israeli Participant. A note as to the provisions of this sub-section or a legend may appear on any document which grants the Award and in particular in the Award Agreement, and also on any share certificate.

(b)	The right to exercise the Award is granted to the Trustee on behalf of the Israeli Participant and maybe subject to a vesting schedule, and may be further subject to any performance goals and measurements as may be determined by the Board, provided that, unless otherwise determined by the Board or set forth in the respective Award Agreement, upon each of such vesting dates the Israeli Participant continues to be employed by, or provide services to, or serve as a director or officer of the Company or an Affiliate on a continual basis from the date of the grant thereof.

(c)

The Board may determine at its sole discretion, that any Israeli Participant shall be entitled to receive the Awards or the shares, through the Trustee, pursuant to the provisions of this Sub-Plan or, subject to the provisions of Section 102, as applicable, directly in the name of the Israeli Participant, immediately upon execution of the Award Agreement or on such other date or dates as the Company has undertaken towards such Israeli Participant. The Board shall be entitled, subject to applicable law, to determine that where the Israeli Participant does not comply with the conditions determined by the Board or the Award Agreement or ceases to be an employee of or to provide services to serve as an officer or director of the Company or an Affiliate, the Company or an Affiliate shall have the right to repurchase the shares from the Israeli Participant for the higher of: (i) nominal or (ii) any other consideration paid by the Israeli Participant, subject to applicable law. The Board may set additional conditions to this right of repurchase. For as long as the aforegoing conditions of the Board (including, without limitation, a minimum period of employment, other engagement or appointment as a condition for the lapse of the right to reacquisition) have not been complied with, or have not lapsed, as applicable, the Israeli Participant shall not be entitled to sell or charge or transfer in any other manner the shares which are subject to the right of reacquisition. As security for the compliance with this undertaking the share certificate will be deposited with the Trustee who will release the same to the Israeli Participant only after the Israeli Participant becomes entitled to the shares and the same are not subject to any other restrictive condition.

(d)	The Award Agreement shall be further subject to the Plan in connection with termination of Continuous Service, acceleration upon a Change of Control, exercise price, dividends, and vesting.

6.	TERM OF AWARDS; EXERCISE

(a)	The term of each Award shall be as set forth in the Plan or the Award Agreement, subject to an early termination in connection with a Change of Control and other circumstances set forth in the Plan.

(b)	An Israeli Participant who desires that the Trustee exercise an Award granted to the Trustee on his behalf shall so instruct the Trustee in writing in the form annexed hereto as Appendix A or in such other form as shall be approved by the Board from time to time. The notice shall be accompanied by payment of the full Award Exercise Price as provided in the Award Agreement.

(c)	As a condition for the exercise of the Award, the Israeli Participant shall pay, or otherwise make arrangements to the Company’s satisfaction, for the payment of the tax and other obligatory payments applicable to him (including all sums payable arising out of or in connection with the Company’s obligation to deduct tax and other obligatory payments at source) pursuant to applicable law and the provisions of the Plan and the Sub-Plan.

(d)	Upon receipt of all the requisite documents, approvals and payments from the Israeli Participant, including sufficient proof of payment or other arrangement with respect to the payment of any applicable taxes in form satisfactory to the Company and the Trustee, the Trustee shall deliver a notice to the Company in the form annexed hereto as Appendix B or in such other form as shall be approved by the Board, whereupon the Company shall allot the shares in the name of the Trustee.

(e)	An Israeli Participant who desires to exercise an Award granted directly to him or her (and not through the Trustee), subject to the approval of the Board, shall so notify the Company in writing in such form as shall be prescribed by the Board from time to time. As a condition for the exercise of the Award, the Israeli Participant shall pay or otherwise make arrangements, to the Company’s or its Affiliate’s satisfaction, for the payment of the tax and other obligatory payments applicable to him (including all sums payable by the Company or its Affiliate arising out of its obligation to deduct tax and other obligatory payments at source) pursuant to applicable law and the provisions of the Plan or the Sub-Plan. Upon receipt of all the requisite documents, approvals and payments from the Israeli Participant, including sufficient proof of payment or other arrangement with respect to the payment of any applicable taxes in form satisfactory to the Company or the Affiliate, the Company shall allot the shares or the Award in the name of the Israeli Participant.

(f)

Without limiting the foregoing, the Board may, with the consent of the Israeli Participant, from time to time cancel all or any portion of any Award then subject to exercise, and the Company’s obligation in respect of such Award may be discharged by: (i) payment to the Israeli Participant or to the Trustee on behalf of the Israeli Participant of an amount in cash equal to the excess, if any, of the Fair Market Value (as such term is defined in the Plan) of the Awards at the date of such cancellation subject to the portion of the Award so canceled over the aggregate Award Exercise Price of such shares; (ii) the issuance or transfer to the Israeli Participant or to the Trustee on behalf of the Israeli Participant of shares of the Company with a Fair Market Value at the date of such transfer equal to any such excess; or (iii) a combination of cash and shares with a combined value equal to any such excess, all as determined by the Board in its sole discretion.

7.	ADDITIONAL DOCUMENTS

Whether the Award is granted or issued in the name of the Trustee or otherwise, the Company shall have the right to demand from the Israeli Participant at any time that the same shall provide, and the Israeli Participant shall provide, any certificate, declaration or other document which the Company and/or the Trustee shall consider to be necessary or desirable pursuant to Section 102.

8.	TAXATION

(a)	General

Subject to applicable law, the Israeli Participant shall be liable for all taxes, duties, fines and other payments which may be imposed by the tax authorities (whether in Israel or abroad) and for every obligatory payment of whatever source in respect of the Awards, the shares (including, without limitation, upon the grant of Awards, the exercise of the Awards, the sale of the shares or the registration of the shares in the Israeli Participant’s name) or dividends or any other benefit in respect thereof and/or for all charges which shall accrue to the Israeli Participant, the Company, any Affiliate and/or to the Trustee in connection with the Plan, the Awards and/or the shares, or any act or omission of the Israeli Participant or the Company in connection therewith or pursuant to any determination of the applicable tax or other authorities.

(b)	Deduction at Source

The Company (including any Affiliate) and/or the Trustee shall have the right to withhold or require the Israeli Participant to pay an amount in cash or to retain or sell without notice Common Stock or any portion of the Award in value sufficient to cover any tax or obligatory payment required by a governmental entity administrative authority to be withheld or otherwise deducted and paid with respect to the Awards or the shares subject thereto (including, without limitation, upon the registration of the shares in the Israeli Participant’s name) or with respect to dividends or any other benefits in respect thereof (“Withholding Tax”), and to make payment (or to reimburse itself or himself for payment made) to the appropriate tax or other authority of an amount in cash equal to the amount of such Withholding Tax. Notwithstanding the foregoing, the Israeli Participant shall be entitled to satisfy the obligation to pay any Withholding Tax, in whole or in part, by providing the Company and/or its Affiliate and/or the Trustee with funds sufficient to enable the Company and/or its Affiliate and/or the Trustee to pay such Withholding Tax.

(c)	Certificate of Authorization of Assessing Officer

The Company (including any Affiliate) or the Trustee shall at any time be entitled to apply to the assessing officer, and in the case of an Israeli Participant abroad, to any foreign tax authority, for receipt of their certificate of authorization as to the amount of tax which the Company or any Affiliate or the Israeli Participant or the Trustee is to pay to the tax authorities resulting from granting the Awards or allotting the shares, or regarding any other question with respect to the application of the Plan.

9.	RIGHTS AND/OR BENEFITS ARISING OUT OF THE EMPLOYEE/ EMPLOYER OR OTHER RELATIONSHIP AND THE ABSENCE OF AN OBLIGATION TO ENGAGE

(a)

Other than with respect to social security payments if required to be made by the Company or an Affiliate as a result of its choice of the tax treatment of the Awards pursuant to Section 102, no income or gain which shall be credited to or which purports to be credited to the Israeli Participant as a result of the Sub-Plan, shall in any manner be taken into account in the calculation of the basis of the Israeli Participant’s entitlements from the Company or any Affiliate or in the calculation of any social welfare right or other rights or benefits arising out of the employee/employer relationship between the parties or any other engagement by the Company of the Israeli Participant. If, pursuant to any law, the Company or any Affiliate shall be obliged for the purposes of calculation of the said items to take into account income or gain actually or theoretically credited to the Israeli Participant, the Israeli Participant shall indemnify the Company or any Affiliate, against any expense caused to it in this regard.

(b)	Nothing in the Sub-Plan shall be interpreted as obliging the Company or any Affiliate to employ or otherwise engage the Israeli Participant and nothing in the Sub-Plan or any Award granted pursuant thereto shall confer upon any Israeli Participant any right to continue in the employment (or other engagement or appointment, as applicable) of the Company or any Affiliate or restrict the right of the Company or any Affiliate to terminate such employment (or other engagement or appointment, as applicable) at any time. The Israeli Participant shall have no claim whatsoever against the Company or any Affiliate as a result of the termination of his or her employment (or other engagement or appointment, as applicable), including, without limitation, any claim that such termination causes any Awards to expire or otherwise terminate and/or prevents the Israeli Participant from exercising the Awards and/or from receiving or retaining any shares pursuant to any agreement between him and the Company, or results in any loss due to an early imposition, or earlier than anticipated imposition, of tax or other liability pursuant to applicable law.

10.	TERM, TERMINATION AND AMENDMENT

This Sub-Plan shall become effective as of the Effective Date and shall terminate on upon the termination of the Plan.

11.	RELEASE OF THE TRUSTEE FROM LIABILITY AND INDEMNIFICATION

(a)	In no event shall the Trustee be liable to the Company and/or any Israeli Participant under the Sub-Plan and/or any third party (including without prejudice to the generality of the aforegoing, to the income tax authorities and any other governmental or administrative authority), or to a purchaser of shares from any Israeli Participant with respect to any act or omission which has been or will be carried out in relation to the Sub-Plan, its execution and any matter connected thereto or arising therefrom. The Company will not, and the Israeli Participant will be required to covenant upon signing the Award Agreement that he will not, make any claim against the Trustee in any manner whatsoever and on any ground whatsoever and they expressly agree that if the Trustee is sued by them, then the Trustee shall be entitled by virtue of this Section alone to apply to the court for dismissal of the action against them with costs. The Company covenants and agrees that if an action is commenced by any third party against the Trustee it shall be entitled, without any objection on the Company’s part to join the Company as a third party to any action and a judgment against them will be paid by the Company.

(b)	The Company covenants and the Israeli Participant will be required to covenant to indemnify the Trustee against any liability in relation to any claim and/or demand made against the Trustee by any person whatsoever, including the tax authorities, in relation to its acts or omissions in connection with the Plan.

12.	GOVERNING LAW

The Sub-Plan (including any relevant portion of the Plan) and all instruments issued thereunder shall be governed by and construed in accordance with the laws of the State of Israel.